As filed with the Securities and Exchange Commission on
                                 April 26, 2000
                           Registration Nos. 2-34221

                                    811-1902



                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549

                                    FORM N-3
                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT
                         OF 1933 Pre-Effective Amendment
                                       No.

                         Post-Effective Amendment No. 48

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 29

                        (Check appropriate box or boxes)

                            TRANSAMERICA OCCIDENTAL'S
                             SEPARATE ACCOUNT FUND B
                             -----------------------
                           (Exact Name of Registrant)

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                 ----------------------------------------------
                               (Name of Depositor)

                  1150 SOUTH OLIVE, LOS ANGELES, CA 90015-2211
                  --------------------------------------------
              (Address of Depositor's Principal Executive Offices)
        Depositor's Telephone Number, including Area Code: (213) 742-3065

Name and Address of Agent for Service:                        Copy to:
JAMES W. DEDERER, ESQ.                               FREDERICK R. BELLAMY, ESQ.
EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND        SUTHERLAND, ASBILL & BRENNAN LLP
         AND CORPORATE SECRETARY                     1275 PENNSYLVANIA AVENUE, N.W.
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY       WASHINGTON, D.C. 20004-2415
1150 SOUTH OLIVE STREET
LOS ANGELES, CALIFORNIA  90015-2211

                  Approximate date of proposed public offering:
                AS SOON AS PRACTICABLE AFTER EFFECTIVENESS OF THE
                             REGISTRATION STATEMENT.
             It is proposed that this filing will become effective:
                immediately upon filing pursuant to paragraph (b)

                   X on May 1, 2000 pursuant to paragraph (b)
                60 days after filing pursuant to paragraph (a)(1)

                         on pursuant to paragraph (a)(1)
                75 days after filing pursuant to paragraph (a)(2)
          on _________________ pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box: this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                              CROSS REFERENCE SHEET
                              Pursuant to Rule 495

                    Showing Location in Part A (Prospectus),
             Part B (Statement of Additional Information) and Part C
           of Registration Statement Information Required by Form N-3
           ----------------------------------------------------------

                                                      PART A

Item of Form N-4                                            Prospectus Caption

1.   Cover Page...............................................    Cover Page

2.   Definitions..............................................    Terms Used in this Prospectus

                                      3...............Synopsis    Synopsis of this Prospectus; Variable Annuity
                                                                       Fee Table

4.   Condensed Financial Information..........................    Condensed Financial Information

5.   General
                                      .....................(a)Depositor                 Transamerica Occidental
                                                              and the Separate Account
                                      .....................(b)Registrant                Transamerica Occidental
                                                              and the Separate Account
                                      .....................(c)Portfolio Company         The Growth Portfolio
     (d)   Fund Prospectus....................................    The Growth Portfolio
     (e)   Voting Rights......................................    Voting Rights
     (f)   Administrator                                          .    Charges under the Contracts

6.   Deductions and Expenses
     (a)   General............................................    Charges under the Contracts
     (b)   Sales Load %.......................................    Charges under the Contracts
     (c)   Special Purchase Plan..............................    Not Applicable
                                      .....................(d)Commissions               Underwriter
     (e)   Fund Expenses......................................    Charges under the Contracts
     (f)   Operating Expenses.................................    Variable Annuity Fee Table

7.   Contracts
                                      .....................(a)Persons with Rights                Description of
                                                              the Contracts; Surrender of a Contract; Death
                                                              Benefits; Voting Rights
     (b)   (i)   Allocation of Purchase Payments
                 Payments.....................................    Description of the Contracts
           (ii)  Transfers....................................    Not Applicable
           (iii) Exchanges....................................    Federal Tax Status
                                      .....................(c)Changes           The Growth Portfolio; Voting Rights

                                      .....................(d)Inquiries                 Voting Rights

8.   Annuity Period...........................................    Annuity Period

                                      9..........Death Benefit    Death Benefits

10.  Purchase and Contract Value
                                      .....................(a)Purchases                 Description of the
                                                                       Contracts
     (b)   Valuation..........................................    Description of the Contracts
     (c)   Daily Calculation..................................    Description of the Contracts
     (d)   Underwriter........................................    Underwriter

11.  Redemptions
                                      .....................(a)By Contract Owners                 Surrender of a
                                                                        Contract
           By Annuitant.......................................    Not Applicable
                                      .....................(b)Texas ORP                 Not Applicable
     (c)   Check Delay........................................    Surrender of a Contract
     (d)   Lapse..............................................    Not Applicable
                                      .....................(e)Free Look                 Not Applicable

12.  Taxes .................................Federal Tax Status

13.  Legal Proceedings........................................    Legal Proceedings

14.  Table of Contents for the
     Statement of
                                      ..Additional Information    Table of Contents of the Statement of
                                                              Additional Information


                                                      PART B

Item of Form N-4                                                  Statement of Additional Information Caption

15.  Cover Page...............................................    Cover Page

16.  Table of Contents........................................    Table of Contents

17.  General Information
                                      .............and History    General Information and History

18.  Services
     (a)   Fees and Expenses
                                      ........................of Registrant             (Prospectus) Variable
                                                              Annuity Fee Table; (Prospectus) The Growth Portfolio
     (b)   Management Contracts...............................    Not Applicable
                                      .....................(c)Custodian                 Safekeeping of Separate
                                                              Account Assets; Records and Reports
           Independent Auditors  .............................    Accountants
     (d)   Assets of Registrant...............................    Not Applicable
     (e)   Affiliated Person..................................    Not Applicable
     (f)   Principal Underwriter..............................    The Underwriter

19.  Purchase of Securities
     Being Offered............................................    (Prospectus) Description of the Contracts
     Offering Sales Load......................................    Charges under the Contracts

                                      20..........Underwriters    The Underwriter
21.  Calculation of Performance
                                      ....................Data    Calculation of Yields and Total Returns
                                      22......Annuity Payments    (Prospectus) Annuity Period
                                      23..Financial Statements    Financial Statements

                                            PART C -- OTHER INFORMATION

Item of Form N-4                                                  Part C Caption

24.  Financial Statements
     and Exhibits
                                      .....................(a)Financial Statements               Financial
                                                                      Statements
                                      .....................(b)Exhibits          Exhibits

25.  Directors and Officers of
                                      ...........the Depositor    Directors and Officers of the Depositor

26.  Persons Controlled By or Under Common Control
                                      with the Depositor or Registrant                  Persons Controlled By or
                                                              Under Common Control with the Depositor or
                                                                      Registrant

                                      27.Number of Contract Owners              Number of Contract Owners

                                      28.......Indemnification    Indemnification

                                      29.Principal Underwriters        Principal Underwriter

30.  Location of Accounts
                                      .............and Records    Location of Accounts and Records

                                      31...Management Services    Management Services

                                      32..........Undertakings    Undertakings

                                      ..........Signature Page    Signature Page



                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                   Individual Equity Investment Fund Contracts
                  For Tax Deferred Individual Retirement Plans

            Issued by Transamerica Occidental Life Insurance Company



                                     (LOGO)

   1150 South Olive Street, Los Angeles, California 90015-2211 (213) 742-3065

         Transamerica Occidental's Separate Account Fund B (the "Fund") offered three types of variable annuity contracts, which are called Individual Equity Investment Fund Contracts. These Contracts are Annual Deposit, Single Deposit Deferred and Single Deposit Immediate. These Contracts are for tax qualified plans only. New Contracts are no longer being issued, but additional deposits may be made to existing Contracts.

         The investment objective of the Fund is long-term capital growth. The Fund pursues its investment objective by investing primarily in common stocks. Any income and realized capital gains will be reinvested. There are no assurances that the investment objective will be met. The Contract Owner bears all of the investment risk.

         This Prospectus contains information about the Fund and the related Contracts, which you should know before investing.

         This Prospectus should be kept for future reference.


         A Statement of Additional Information, is incorporated herein by reference and has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available free by contacting, Transamerica Annuity Service Center. Before June 5, 2000, the Annuity Service Center is at 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202. After June 5, 2000, the address is P.O. Box 3183, Cedar Rapids, Iowa 52406-3183 or, if by overnight mail, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. The phone number is 877-717-8861.


         The table of contents for the Statement of Additional Information is on page 23 of this Prospectus. The date of the Statement of Additional Information is May 1, 2000.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2000


THE CONTRACTS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THE CONTRACTS FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. THE CONTRACTS INVOLVE INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                      TABLE
                                       OF
                                    CONTENTS

(LOGO)


                                            Page
Page

Terms Used in this Prospectus...............      2               Changes to Variable Annuity Contract......   13
Summary.....................................      4               Inquiries.................................   13
Fee Table...................................      5             Annuity Period..............................   13
Per Accumulation Unit Income and  Capital...                    Death Benefits..............................   14
   Changes..................................      7               Before Retirement.........................   14
   Financial Statements for the Fund and                           After Retirement.........................   15
       Transamerica Occidental .............      7             Contract Values.............................   15
Transamerica Occidental and The Fund........      8             Annual Deposit Contract.....................   15
   Transamerica Occidental Life Insurance                       Single Deposit Deferred Contract............   15
        Company.............................      8               Single Deposit Immediate Contract.........   15
   Insurance Marketplace Standards                                Accumulation Unit Value...................   16
        Association ........................      8             Written Requests............................   16
   The Fund.................................      8
   Investment Objectives and                                      Underwriter...............................   17
        Policies............................      9             Surrender of a Contract.....................   17
   Strategies...............................      9             Federal Tax Matters.........................   18
   Risks....................................     10               Introduction..............................   18
Management of the Fund......................     10               Qualified Contracts.......................   19
   The Investment Advisers..................     10               Tax Status of the Contract................   21
Charges Under the Contracts.................     11               Taxation of Annuities.....................   21
   Charges Assessed Against the Deposits....     11             Legal Proceedings...........................   22
   Charges Assessed Against the Fund........     11             Table of Contents of the Statement of
   Premium Taxes............................     12               Additional Information....................   23
Description of the Contracts................     12
   Voting Rights............................     12





THIS PROSPECTUS IS NOT AN OFFER TO PURCHASE THE CONTRACTS IN ANY STATE IN WHICH IT IS UNLAWFUL TO MAKE SUCH OFFER. NO SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IF SUCH REPRESENTATIONS ARE MADE, DO NOT RELY ON THEM.

                          TERMS USED IN THIS PROSPECTUS


ACCUMULATION ACCOUNT: The account maintained under each Contract comprising all Accumulation Units purchased under a Contract and, if applicable, any Net Deposit not yet applied to purchase Accumulation Units.

ACCUMULATION ACCOUNT VALUE: The dollar value of an Accumulation Account.

ACCUMULATION UNIT: A unit purchased by the investment of a Net Deposit in the Fund and used to measure the value of an Owner's interest under a Contract prior to the Retirement Date.

ANNUITANT: The individual on whose behalf a Contract is issued. Generally, the Annuitant will be the Contract Owner.

ANNUITY: A series of monthly payments provided under a Contract for the Annuitant or his beneficiary. Annuity payments will be due and payable only on the first day of a calendar month.

ANNUITY CONVERSION  RATE: The rate used in converting the  Accumulation  Account
     Value to an Annuity expressed as the amount of the first Annuity payment to which the Participant or the beneficiary is entitled for each $1,000 of Accumulation Account Value.


ANNUITY SERVICE  CENTER:  The Annuity  Service  Center,  before June 5, 2000, is
     Transamerica Annuity Service Center, 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202. After June 5, 2000, the address is P.O. Box 3183, Cedar Rapids, Iowa 52406-3183 or, if by overnight mail, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. The phone number is 877-717-8861.


ANNUITY UNIT: A unit used to determine the amount of each Variable Annuity payment after the first.

CODE:The Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder.

CONTRACT: Any one of the Individual  Equity  Investment  Fund Contracts  (Annual
     Deposit, Single Deposit Deferred, or Single Deposit Immediate) described in this Prospectus.

     CONTRACT OWNER: The party to the Contract who is the owner of the Contract.
          Generally, the Contract Owner will be the Annuitant.

     DEPOSIT: An amount paid to Transamerica Occidental pursuant to a Contract.

     NET DEPOSIT: That portion of a Deposit remaining after deduction of any premium for Contract riders, charges for sales and administration expense and for any applicable premium taxes.

     RETIREMENT DATE: The date on which the first Annuity payment is payable under a Contract.

     VARIABLE ANNUITY: An Annuity with payments which vary in dollar amount throughout the payment period in accordance with the investment experience of the Fund.

     VALUATION DATE: Each day on which the New York Stock Exchange is open for trading.

     VALUATION  PERIOD:  The  period  from the close of  trading on the New York
          Stock Exchange on one Valuation Date to the close of trading on the New York Stock Exchange on the next following Valuation Date.

                                     SUMMARY


         The Fund was established on June 26, 1968, as an open-end diversified investment company. The Fund's investment objective is long-term capital growth. It invests primarily in equity securities. See "Investment Objective and Policies" on Page 9.)

         Risks of investing in the Fund include fluctuation in value and possible loss of principal due, in part, to fluctuation of stock prices.


         The Fund receives investment advice from Transamerica Investment Management, LLC, ("TIM"), the Fund's Adviser, and from Transamerica Investment Services, Inc. ("Investment Services"), Sub-Adviser.


         The Fund issued Contracts designed for qualified plans. Three types of Contracts were offered--Annual Deposit, Single Deposit Deferred and Single Deposit Immediate. (See "Description of the Contracts" on page 10.) The Contracts are no longer being offered, but additional deposits may be made to outstanding Contracts.

         A maximum 6 1/2% sales expense and 2% administration expense, plus state premium taxes currently ranging from 0 to 3.5%, are deducted from each deposit. This is equivalent to 9.28% of the net deposit after deducting sales and administrative expenses but before deducting premium taxes. (See page 5.)

         A mortality and expense risk charge is charged the Fund at an annual rate of 1.00% of the value of the average daily net assets. The Fund also pays the Adviser an investment management fee at an annual rate of 0.30% of the Fund's average daily net assets. (See pages 6 and 10.)

         Annual Deposit and Single Deposit Deferred Contracts may be surrendered prior to the selected retirement date. The surrender value is determined when the written request for surrender is received. See page 17. There is no surrender charge. Withdrawals may be taken and may be taxable and a federal penalty tax may be assessed upon withdrawals of amounts accumulated under the Contract before age 59 1/2.

         You may also choose to receive benefits in the form of an annuity. See page 13.

                                    FEE TABLE

         The following table and examples, are included to assist you in understanding the transaction and operating expenses imposed under the Contracts. The standardized tables and examples assume the highest deductions possible under the Contracts, whether or not such deductions actually would be made from your contract.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:                                                                         6 1/2%

       TOTAL DEPOSITS
          UNDER THE                               SALES EXPENSE
          CONTRACT                           AS A PERCENT OF DEPOSIT

         First $15,000..............                       6 1/2%
         Next  $35,000..............                       4 1/2%
         Next $100,000..............                      2  %
         Excess.....................                     1/2%

Administration Expense Imposed on Purchases:                                                             2%

         TOTAL DEPOSITS
            UNDER THE                        ADMINISTRATION EXPENSE
            CONTRACT                         AS A PERCENT OF DEPOSIT

         First $15,000..............                      2  %
         Next $35,000...............                       1 1/2%
         Next $100,000..............                      3/4%
         Excess.....................                      None

Maximum Total Contract Owner Transaction Expenses:1                                                      8 1/2%

                                 TOTAL CONTRACT
                                      OWNER
                                   TRANSACTION
       TOTAL DEPOSITS                               EXPENSES
          UNDER THE                                  AS % OF
          CONTRACT                                TOTAL DEPOSIT

         First $15,000..............                 81/2%
         Next $35,000...............                6     %
         Next $100,000..............                       23/4%
         Excess.....................                  1/2%
--------------------


         1 Premium taxes are not shown. Charges for premium taxes, if any, are deducted when paid which may be upon annuitization. In certain states, a premium tax charge may be deducted from each deposit.

ANNUAL CONTRACT FEE:                                             NONE

ANNUAL EXPENSES
(as a percentage of average daily net assets)
  Management Fee:................................................  0.30%
  Mortality and Expense Risk Charge:............................   1.00%
  Other Expenses:...............................................    None
                                                                    ----
         Total Annual Expenses:.................................   1.30%

EXAMPLE #1 Assuming the Contract is surrendered at the end of the periods shown,2 a $1,000 investment would be subject to the following expenses, assuming a 5% annual return on assets.

                        1 YEAR           3 YEARS             5 YEARS              10 YEARS
                        ------------------------------------------------------------------

                          $97             $123                $150                   $228

EXAMPLE #2  Assuming the Contract is not surrendered through the periods shown,

         a $1,000 investment would be subject to the following expenses, assuming a 5% annual return on assets.

                        1 YEAR           3 YEARS             5 YEARS              10 YEARS
                        ------------------------------------------------------------------

                          $97             $123                $150                   $228

         These examples should not be considered a representation of past or future expenses and charges. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. See "Charges Under the Contract" in this Prospectus.


-------------------

         2 The Contracts are designed for retirement planning. Surrenders prior to the retirement date are not consistent with the long-term purposes of the Contracts and income tax and tax penalties may apply. Premium taxe charges may be applicable.

                PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES


         On a per unit basis for an Accumulation Unit outstanding throughout the year, the Fund's income and capital changes have been as shown below. Data for each of the years presented below was included in the financial statements audited by Ernst & Young LLP, the Fund's independent auditors. Ernst & Young's report for the year ended December 31, 1999 appears in the Statement of Additional Information.



                                             1999     1998     1997     1996      1995     1994    1993     1992     1991     1990

    INCOME AND EXPENSE

         Investment income                 $0.097  $0.98    $ .77    $.071    $.044    $.040   $ .046   $ .082   $ .074    $ .080
         Expenses                           0.456   0.328     .244      .163     .125     .089     .081     .064     .055     .049
         Net investment (loss) income       (0.359)  (0.230)  (0.167)   (.092)   (.081)  (.049)    (.035)    .018   .019     .031
         CAPITAL CHANGES
         Net realized and unrealized
         gains (loss) on investments        13.132   10.447   6.701    3.217    3.880   .563      1.306     .654  1.370    (.487)
         Net increase (decrease) in
              accumulation unit value       12.773   10.217   6.534    3.125    3.799   .514     1.271    .672    1.389    (.456)
         Accumulation unit value:
              Beginning of year             31.040   20.823   14.289   11.164   7.365   6.851     5.580    4.908   3.519    3.975
              End of year                   $43.813  $31.040 $20.823   $14.289  $11.164 $7.365   $6.851   $5.580  $4.908   $3.519
         Ratio of expenses to average
              accumulation fund balance     1.29%    1.32%     1.33%   1.31%    1.32%   1.31%    1.30%    1.30%    1.32%    1.32%
         Ratio of net investment (loss)
              income to average
              accumulation fund balance     (1.02%)  (0.92%)  (0.91%)  (.74%)   (.86%)  (.72%)   (.57%)   .37%     0.48%    .85%
         Portfolio turnover rate            34.45%   53.78%   15.21%   32.94%   17.17%  30.62%   41.39%   43.48%   32.20%   47.43%
         Number of accumulation units
                  outstanding at end of year
                  (000 omitted)              3,084   3,193      3,273  3,431    3,598   3,749    3,820    4,062    4,232    4,310






FINANCIAL STATEMENTS FOR THE FUND AND TRANSAMERICA OCCIDENTAL


The audited financial statements and reports of independent auditors for the Fund and Transamerica Occidental may be found in the Statement of Additional Information which may be obtained, without charge, by contacting the Transamerica Annuity Service Center.

TRANSAMERICA OCCIDENTAL AND THE FUND

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY


         Transamerica Occidental Life Insurance Company ("Transamerica Occidental") is a stock life insurance company incorporated in the state of California on June 30, 1906. It is principally engaged in the sale of life insurance and annuity policies. Its home office is at 1150 South Olive Street, Los Angeles, California 90015-2211. It is a wholly-owned indirect subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111,which is owned by AEGON N.V. an international insurance group.



INSURANCE MARKETPLACE STANDARDS ASSOCIATION

         In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry establihed the Insurance Marketplace Standards Association (IMSA).

         As an IMSA member, we agree to follow a set of standrds in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

THE FUND

         The Fund was established under California law on June 26, 1968 as a separate account by the Board of Directors of Transamerica Occidental.

         The assets of the Fund are owned by Transamerica Occidental, but they are held separately from other assets of Transamerica Occidental. California law requires the Fund's assets to be held in Transamerica Occidental's name, but Transamerica Occidental is not a trustee with respect to the Fund's assets. Income, gains and losses, whether or not realized, from assets allocated to the Fund are, in accordance with the Contracts, credited to or charged against the Fund without regard to other income, gains or losses of Transamerica Occidental. The Fund is not affected by the investment or use of other Transamerica Occidental assets. Section 10506 of the California Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company (except to the extent assets in the separate account exceed the reserves and the liabilities of the separate account).

         The Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940
Act") and meets the definition of a separate account under the federal securities laws. There are no sub-accounts of the Fund.

         Obligations   under  the  Contracts  are  obligations  of  Transamerica
Occidental.

         The Fund is managed by a Board of Managers (the "Board").

INVESTMENT OBJECTIVE AND POLICIES


         The Fund has certain fundamental investment policies which may not be changed unless authorized by a majority vote (as that term is defined in the 1940 Act) of Contract Owners. These fundamental policies are described in the Statement of Additional Information.


         The Fund's investment objective is long-term capital growth. This objective may not be achieved.

         The Fund pursues its investment objective by investing principally in listed and unlisted common stock, that is, stocks that are listed on an exchange and those that trade in the over-the-counter market.

         The Fund may also invest in debt securities and convertible or preferred stock having a call on convertible to common stock, by means of a conversion privilege or attached warrants and warrants or other rights to purchase common stock. Unless market conditions indicate otherwise, the Fund's portfolio will be invested in such equity-type securities. However, when market conditions warrant it, a portion of the Fund's assets may be held in cash or debt securities.

         As to 75% of the value of its total assets, the Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations of the United States Government and instrumentalities thereof. However, holdings may exceed the 5% limit if it results from investment performance, and is not the result, wholly or partially, of purchases.

         Not more than 10% of the voting securities of any one issuer will be acquired. Investments will not be made in the securities of a company for the purpose of exercising management or control in that company.


         The Fund does not currently intend to make investments in the securities of other investment companies. The Fund does reserve the right to purchase such securities, subject to the following limitations: the Fund will not purchase such securities if it would cause (1) more than 10% of the value of the total assets of the Fund to be invested in securities of registered investment companies; or (2) the Fund to own more than 3% of the total outstanding voting stock of any one investment company; or (3) the Fund to own securities of any one investment company that have a total value greater than 5% of the value of the total assets of the Fund; or (4) together with other investment companies advised by TransamericaInvestment Management, LLC, the Fund to own more than 10% of the outstanding voting stock of a closed-end investment company.


         Purchases or acquisitions may be made of securities which are not readily marketable by reason of the fact that they are subject to the registration requirements of the Securities Act of 1933 or the saleability of which is otherwise conditioned ("restricted securities"), as long as any such purchase or acquisition will not immediately result in the value of all such restricted securities exceeding 10% of the value of the Fund's net assets. It is the policy of the Board not to invest more than 10% of the Fund's total assets in restricted securities.


The Adviser uses a "bottom up" approach to investing. It focuses on identifying fundamental change in it's early stages and investing in premier companies. The Adviser believes in long term investing and do not attempt to time the market. The Fund is constructed one company at a time. Each company passes through a rigorous research process and stands on it's own merits as a premier company in the Adviser's opinion.

The Adviser buys securities of companies it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features.

|X|      Shareholder-oriented management
|X|      Dominance in market share
|X|      Cost production advantages
|X|      Leading brands
|X|      Self-financed growth
|X|      Attractive reinvestment opportunities


RISKS

         Since the portfolio invests principally in equity securities, the value of its shares will fluctuate in response to general economic and market conditions. Financial risk comes from the possibility that current earnings of a company we invest in may fall, or that its overall financial circumstances may decline, causing the security to lose value. Since the portfolio may invest in foreign securities, these prices are subject to fluctuation due to instability in political, economic and social structures in those countries.

                             MANAGEMENT OF THE FUND


         The Fund is managed by the Board. The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board of Directors of Transamerica Occidental and the Board of the Fund. Transamerica Investment Management, LLC, develops and implements and investment program subject to the supervision of the Board.


THE INVESTMENT ADVISERS


     Transamerica Investment Management, LLC, ("TIM" or "Adviser") is adviser to the Fund. In addtion to the Fund, TIM also serves as adviser to registered management investment companies Transamerica Investors, Inc., Transamerica Variable Insurance Fund, Inc., and Transamerica Income Shares, Inc., and manages other portfolios. TIM is controlled by Transamerica Investment Services, Inc., which is owned by Transamerica Corporation which is owned by AEGON, N.V. Previous to January 1, 2000, Transamerica Occidental was Adviser to the Fund.

As Adviser, TIM is responsible for obtaining and evaluating pertinent economic data relevant to the investment policy of the Fund, developing and implementing an investment program for the Fund, and determining those securities to be bought or sold and placing orders for the purchase or sale of securities. Investment decisions regarding the composition of the Fund's portfolio and the nature and timing of changes in the portfolio are subject to the control of the Board.

         Transamerica Investment Services, Inc. ("TIS" or "Sub-Adviser") acts as Sub-Adviser to the Fund and provides investment research reports and other services at the request of the Adviser. TIS has been in existence since 1967 and has provided investment services to the Fund and other Transamerica Life Companies since 1981. The address for both TIM and TIS is 1150 South Olive Street, Los Angeles, California 90015-2211.


                           CHARGES UNDER THE CONTRACTS

CHARGES ASSESSED AGAINST THE DEPOSITS

         Transamerica Occidental makes a deduction from each deposit for sales and administrative expenses. No such charges will be assessed against deposits made from insurance or annuity policies issued by Transamerica Occidental which are transferred to the Fund. The charge for sales expense ranges from 6 1/2% to 1/2%, and the charge for the administration expense is from 2% to none. (See "Fee Table" on page 5.) The sales expense plus the administative expense are equivalent to the following percentages of the net deposit after deduction of these expenses.

     -------------------------------- ----------------------------- ------------------------------------
                                      SALES AND ADMINISTRATIVE      SALES AND ADMINISTRATIVE EXPENSES
     TOTAL DEPOSITS UNDER THE         EXPENSES AS A PERCENTAGE OF   AS A PERCENTAGE
     CONTRACT                         DEPOSIT                        OF NET DEPOSIT
     -------------------------------- ----------------------------- ------------------------------------
     -------------------------------- ----------------------------- ------------------------------------
     First $15,000                                81/2%                             9.28%
     -------------------------------- ----------------------------- ------------------------------------
     -------------------------------- ----------------------------- ------------------------------------
     Next $35,000                                  6%                              6.38%
     -------------------------------- ----------------------------- ------------------------------------
     -------------------------------- ----------------------------- ------------------------------------
     Next $100,000                                23/4%                             2.83%
     -------------------------------- ----------------------------- ------------------------------------
     -------------------------------- ----------------------------- ------------------------------------
     Excess                                     1/2%                              0.5%
     -------------------------------- ----------------------------- ------------------------------------

         The sales expense charge is retained by Transamerica Occidental as compensation for the cost of selling the Contracts. Transamerica Occidental pays the Underwriter and the Underwriter's registered representatives for the sale of the Contracts. (See "Contract Values" for more information about the Underwriter.) The distribution expenses may exceed amounts deducted from Deposits as sales expenses. Transamerica Occidental will bear any such additional expense from surplus, including profits, if any, from the mortality and expense risk charges. Transamerica Occidental pays the sales expense charge to the Underwriter as full commission.

         The administrative expense charge will be retained by Transamerica Occidental for its administrative service.

CHARGES ASSESSED AGAINST THE FUND


         At the end of each Valuation Period, the Accumulation and Annuity Unit values are reduced by a mortality and expense risk charge at an annual rate of 1.00% and an investment management charge at an annual rate of 0.30% of the value of the aggregate net assets of the Fund. Amounts of such charges may be withdrawn periodically from the Fund. The mortality risks assumed by
Transamerica Occidental arise from its contractual obligations to make settlement option payments determined in accordance with the settlement option tables and other provisions contained in the Contracts and to pay death benefits prior to Retirement Dates. The expense risk assumed by Transamerica Occidental is the risk that Transamerica Occidental's actual expenses in administering the contracts will exceed the amount recovered through the administrative expense charge. The investment management charge is paid to Adviser TIM.

Transamerica Occidental may realize a profit from the mortality and expense rick charge.

         There are no other fees assessed against the Fund.

PREMIUM TAXES


         Transamerica may be required to pay premium or retaliatory taxes currently ranging from 0% to 3.5% in connection with deposits or values under the Contracts. Depending upon applicable state law, Transamerica may deduct a premium taxe charges for taxes incurred with respect to a particular Contract from the deposits, from amounts withdrawn, or from amounts applied on the Annuity Date. In some states, charges for both direct premium taxes and retaliatory premium taxes may be imposed at the same or different times with respect to the same deposit, depending upon applicable state law.


                          DESCRIPTION OF THE CONTRACTS

         The Fund offered three types of variable annuity contracts, which are called Individual Equity Investment Fund Contracts. These Contracts were Annual Deposit, Single Deposit Deferred and Single Deposit Immediate. These Contracts are for tax qualified plans only. New Contracts are no longer being issued, but additional deposits may be made to existing Contracts.

         The Contract Owner has all rights under the Contract during the accumulation period. These include: voting rights, selection of the proposed annuitant; surrendering any portion of the Accumulation Account Value; electing a Retirement Date and an annuity option; and selecting of beneficiaries.

         The Contract Owner retains his or her voting rights and right to select beneficiaries, if the annuity option permits, once the annuity begins.

         After the death of the annuitant, the beneficiaries have the right to the Accumulation Account Value, if any, remaining in the Contract.

VOTING RIGHTS

         Pursuant to the Rules and Regulations of the Fund, as amended by the Board, the Fund is generally not required to hold regular meetings of Contract Owners and does not anticipate holding annual meetings. Under the Rules and Regulations of the Fund, however, Contract Owners' meetings will be held in connection with the following matters: (1) the election or removal of a member or members of the Board if a meeting is called for such purpose; (2) the approval of any contract for which approval is required by the Investment Company Act of 1940 ("1940 Act"); and (3) such additional matters as may be required by law, the Rules and Regulations of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the Board may consider necessary or desirable. Contract Owners may apply to the Board to hold a meeting under circumstances provided for in the Rules and Regulations of the Fund. The Contract Owners also would vote upon any changes in fundamental investment objectives, policies or restrictions.

         Contract Owners are entitled to vote in person or by proxy at the Fund's meetings.

         If Contract Owners hold a meeting, the method to calculate votes is shown below:

         The number of votes which a Contract Owner may cast is based on the Accumulation Account Value established on a Valuation Date not more than 100 days prior to a meeting of Contract Owners.

                  (1) When the Valuation Date is prior to the Retirement Date, the number of votes will equal the Contract Owner's Accumulation Account Value divided by 100.

                  (2) When the Valuation Date is on or after the Retirement Date, the number of votes will equal the amount of the reserve established to meet Variable Annuity obligations related to the Contract divided by 100. (Accordingly, as the amount of the reserve diminishes during the Annuity payment period, the number of votes which a Contract Owner may cast decreases.)

         The number of votes will be rounded to the nearest vote; however, each Contract Owner will have at least one vote.

         Contract Owners other than those described herein, the reserves for which are maintained in the Fund, shall also be entitled to vote. The number of votes which such persons shall be entitled to cast shall be computed in the same manner as described above.

         To be entitled to vote, a Contract Owner must have been a Contract Owner on the date on which the number of votes was determined.

         Each Contract Owner shall receive a notice of the meeting of Contract Owners and a statement of the number of votes attributable to his/her Contract. Such notice will be mailed to the Contract Owner at the address maintained in the Fund's records at least 20 days prior to the date of the Contract Owners' meeting. Contract Owners acting as trustees for pension and profit sharing plans wishing to solicit instructions as to their vote from plan Participants will be furnished additional copies of the Notice of Meetings and Proxy Statement upon request.

CHANGES TO VARIABLE ANNUITY CONTRACTS

         Transamerica Occidental has the right to amend the Contracts to meet current applicable federal or state law or regulations or to provide more favorable annuity Conversion Rates. Each Contract Owner will be notified of any amendment to the Contract relating to any changes in federal or state laws.

         The Contract Owner may change beneficiaries, Annuity commencement date or Annuity option prior to the Annuity commencement date.

         Transamerica Occidental reserves the right to deregister the Fund under the 1940 Act.


INQUIRIES


         A Contract Owner may request information concerning a Contract by written request, before June 5, 2000, to Transamerica Annuity Service Center at 401 North Tryon Street, Suite 700 Charlotte, North Carolina 28202. After June 5, 2000, you may request information regarding a Contract by writing to Transamerica Annuity Service Center at P.O. Box 3183 Cedar Rapids, Iowa 52406-3183. The phone number is 877-717-8861.


                                 ANNUITY PERIOD


         Subject to limitations under federal law, Contract Owners may select an annuity option, by Written Request to Transamerica Occidental at least 60 days prior to commencement of an Annuity. The monthly annuity benefit is determined by the age of the Annuitant, any joint annuitant and the option selected.


The Contracts have three standard annuity options:

                  (1) A variable annuity with monthly payments during the lifetime of the Annuitant. No minimum number of payments is guaranteed, so that only one such payment is made if the Annuitant dies before the second payment is due;

                  (2) A variable annuity paid monthly to the Annuitant and any joint annuitant as long as either shall live. No minimum number of payments is guaranteed, so that only one such payment is made if both the Annuitant and joint annuitant die before the second payment is due; and


                  (3) A variable annuity paid monthly during the lifetime of the Annuitant with a minimum guaranteed period of 60, 120 or 180 months. If an Annuitant dies during the minimum period, the unpaid installments for the remainder of the minimum period will be payable to the beneficiary. However, the beneficiary may elect the commuted value to be paid in one sum. The lump sum value will be determined on the Valuation Date the written request is received in the Home Office.


         Upon Transamerica Occidental's approval, other options may be selected. The form of Annuity with the fewest number of guaranteed monthly payments will provide the largest monthly payments.

         If the Contract Owner does not select any annuity option, or a lump-sum payment, the funds remain in the Accumulation Account. There may be adverse tax consequences if the funds remain in the Accumulation Account subsequent to the calendar year following the year of the Annuitant's attainment of age 70 1/2.

         The minimum amount on the first monthly payment is $20. If the first monthly payment would be less than $20, Transamerica Occidental may make a single payment equal to the total value of the Contact Owner's Accumulation Account.


         For qualified plans under Section 401, and 403(b) of the internal Revenue Code of 1986 as amended (the "Code"), distributions from a Contract generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Annuitant (i) reaches age 70 1/2 or
(ii) retires, and must be made iN a specified form or manner. If the plan is an IRA described in Section 408, or if the Annuitant is a "5 percent owner" (as described in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age 70 1/2.


         For information regarding the calculation of annuity payments, see the Annuity Payments section of the Statement of Additional Information.

                                 DEATH BENEFITS

Death Benefits--Before Retirement

         (1)  FOR SINGLE AND ANNUAL DEPOSIT CONTRACTS:

                  In the event an Annuitant dies prior to the selected Retirement Date, Transamerica Occidental will pay to the Annuitant's beneficiary the Accumulation Account Value based on the Accumulation Unit value determined on the Valuation Date coinciding with or next following the later of (i) the date adequate proof of death is received by Transamerica Occidental or (ii) the date Transamerica Occidental receives notice of the method of payment selected by the beneficiary. Subject to certain limitations imposed by the Code, upon Written Request after the death of the Annuitant, the beneficiary may elect, in lieu of the payment of such value in one sum, to have all or a part of the Accumulation Account Value applied under one of the forms of Annuities described under "Annuity Period," or elect an optional method of payment subject to agreement by Transamerica Occidental and to compliance with applicable federal and state law.

         (2) FOR IMMEDIATE CONTRACTS:

                  In the event an Annuitant dies prior to the selected Retirement Date, Transamerica Occidental will pay to the Annuitant's beneficiary the Accumulation Account Value based on the Accumulation Unit value determined on the Valuation Date coinciding with or next following the date proof of death is received by Transamerica Occidental.

Death Benefit--After Retirement

         If the Annuitant's death occurs on or after the Retirement Date, death benefits, if any, payable to the beneficiary shall be as provided under the Annuity option or elected optional method of payment then in effect.

                                 CONTRACT VALUES

         ANNUAL DEPOSIT CONTRACT--

         This Contract provides for Deposits to be made annually or more frequently, but no Deposit may be less than $10 and the aggregate minimum Deposit must be $120 in any Contract year. Deposits may be increased on a Contract anniversary, but annual Deposits may not be increased to more than three times the first year's Deposit without consent from Transamerica
Occidental. The non-forfeiture provision of the Contract will be applied if annual Deposits are not paid when due or during a 31-day grace period. The effect of this provision is that if a Deposit is not received within five years of the last Deposit date, Deposits may not be resumed, but Contract benefits remain in full force.

         SINGLE DEPOSIT DEFERRED CONTRACT--

         This Contract provides for a single Deposit when the Contract is issued. Additional Deposits of at least $20 each may be made anytime within the first five Contract years. Thereafter, Transamerica Occidental must give its consent to further Deposits. The minimum initial Deposit is $1,000; Transamerica Occidental reserves the right to reduce the minimum.

         A Retirement Date is specified in the application for Annual Deposit and Single Deposit Individual Equity Investment Fund Contracts, but may be changed by a Written Request to Transamerica Occidental at its Home Office at least 60 days before an Annuity is to commence.

         SINGLE DEPOSIT IMMEDIATE CONTRACT--

         This Contract provides for a single Deposit to be accepted when the Contract is issued which will begin an Annuity. The issue date of the Contract is the last Valuation Date of the second calendar month preceding the Retirement Date specified in the Contract. The minimum Deposit is $2,500. Transamerica Occidental reserves the right to reduce the minimum. The Retirement Date may not be changed.

         Net  Deposits  are  immediately   credited  to  the  Contract   Owner's
Accumulation Account in the Valuation Period in which they are received at Transamerica Occidental's Home Office.

         The number of Accumulation Units created by a Net Deposit is determined on the Valuation Date on which the Net Deposit is invested in the Fund by dividing the Net Deposit by the Accumulation Unit Value on that Valuation Date. The number of Accumulation Units resulting from each Net Deposit will not change.

ACCUMULATION UNIT VALUE

         The Accumulation Unit Value was set at $1.00 on November 26, 1968. The Accumulation Unit Value is determined at the end of a Valuation Period by multiplying the Accumulation Unit Value determined at the end of the immediate preceding Valuation Period by the Investment Performance Factor for the current Valuation Period and reducing the result by the mortality and expense risk charges.

         The Investment Performance Factor is determined at the end of each Valuation Period and is the ratio of A/B where "A" and "B" mean the following:

         "A" is the value of the Fund as of the end of such Valuation Period immediately prior to making any Deposits into and any withdrawals from the Fund, reduced by the investment management charge assessed against such value at an annual rate of 0.30%.

         "B" is the value of the Fund as of the end of the preceding Valuation Period immediately after making any Deposits into and any withdrawals from the Fund, including any charges for expense and mortality risks assessed against the Fund on that date.

         The market value of the Fund's assets for each Valuation Period is determined as follows: (1) each security's market value is determined by the last closing price as reported on the Consolidated Tape; (2) securities that are not reported on the Consolidated Tape but where market quotations are available, i.e., unlisted securities, are valued at the most recent bid price; (3) value of the other assets and securities where no quotations are readily available is determined in a manner directed in good faith by the Board.

         The Consolidated Tape is a daily report listing the last closing price quotations of securities traded on all national stock exchanges including the New York Stock Exchange and reported by the National Association of Securities Dealers, Inc. and Instinet.

         The Fund's net value is calculated by reducing the market value of the assets by liabilities at the end of a Valuation Period.

                                WRITTEN REQUESTS


         Written Request is an original signature is required on all Written Requests. If a signature on record does not compare with that on the Written Request, Transamerica Occidental reserves the right to request a Bank Signature Guarantee before processing the request. Written Requests and other communications are deemed to be received by Transamerica Occidental on the date they are actually received at the Transamerica Annuity Service Center in Charlotte, North Carolina, or Cedar Rapids, Iowa, as appropriate, unless they are received on a day when, or after the time that, the New York Stock Exchange is closed. In this case, the Written Request will be deemed to be received on the next day when the unit value is calculated.




                                   UNDERWRITER

     Transamerica Financial Resources, Inc., is the principal Underwriter for the Contracts. Its address is 1150 South Olive Street, Los Angeles, California 90015-2211. It is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is wholly-owned by Transamerica Corporation.

                             SURRENDER OF A CONTRACT

         Surrender and withdrawal privileges apply only to Annual Deposit and Single Deposit Deferred Contracts prior to the Retirement Date. There are no surrender or withdrawal privileges for Immediate Contracts.


         A Written Request by the Contract Owner must be received at the Annuity Service Centerfor either a withdrawal from or the surrender of Accumulation Account Value. Before June 5, 2000, mail such a request to 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202. After June 5, 2000, mail such a request to P.O. Box 3183 Cedar Rapids, Iowa 52406-3183 or, if overnight mailing, to 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499. The phone number is 877-717-8861. Accumulation Units will be cancelled with the equivalent dollar amount withdrawn or surrendered. The Accumulation Unit value used to determine the number of Accumulation Units cancelled shall be the value established at the end of the Valuation Period in which the Written Request was received. The Accumulation Account Value less any applicable premium tax charge will be paid within seven days following receipt of the Written Request which includes verification of spousal consent as required by any applicable law or regulations. However, Transamerica Occidental may postpone such payment: (1) if the New York Stock Exchange is closed or trading on the Exchange is restricted, as determined by the Securities and Exchange Commission; (2) when an emergency exists, as defined by the Commission's rules, and fair market value of the assets cannot be determined; or (3) for other periods as the Commission may permit.


         There are no charges for withdrawals or surrender of the Contract. However, withdrawals and surrenders may be taxable and subject to penalty taxes.

         The  Contract  must  be  surrendered   if  a  withdrawal   reduces  the
Accumulation Account Value below $10 for an Annual Deposit Deferred Contract or $20 for a Single Deposit Deferred Contract.

         Any Contract withdrawal may be repaid within five years after the date of each withdrawal (other than Contracts issued under Code Section 401(a), 403(b), 408, or 457, or an H.R. 10 Plan) but only one repayment can be made in any twelve month period. Transamerica Occidental must be given a concurrent Written Request of repayment. The sales charges will not be deducted from the Deposit repayment, but the administrative charge will be assessed.

         A Participant in the Texas Optional Retirement Program ("ORP") is required to obtain a certificate of termination from the Participant's employer before a Contract can be surrendered. This requirement is imposed because the Attorney General of Texas has ruled that Participants in the ORP may surrender their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability.

         Restrictions may apply to variable annuity contracts used as funding vehicles for Code Section 403(b) retirement plans and Section 401(k) plans. The Code restricts the distribution under Section 403(b) annuity contracts of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributable to elective contributions held as of the end of the last plan year beginning before January 1, 1989. Other funding alternatives may exist under a 403(b) plan to which a Participant may transfer his/her investment from the Contract.

                               FEDERAL TAX MATTERS

INTRODUCTION

         The following discussion is a general description of Federal tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Contract. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon Transamerica Occidental's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.


         The Contracts may be purchased and used only in connection with plans qualifying for favorable tax treatment ("Qualified Contracts"). The Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), or 408 of the Code. The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to the Contract Owner, Participant, the Annuitant, or the beneficiary depends on the type and terms of the retirement plan, on the tax and employment status of the individual concerned and on the Employer's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of the Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.


QUALIFIED CONTRACTS

         The Contract is designed for use with several types of qualified plans. The tax rules applicable to Annuitants in qualified plans, including restrictions on contributions and benefits, taxation of distributions, and any tax penalties, vary according to the type of plan and the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, aggregate distributions in excess of certain amounts annually, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not satisfy specified requirements, and certain other transactions with respect to qualified plans. Therefore, no attempt is made to provide more than general information about the use of the Contract with the various types of qualified plans. Annuitants and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are brief descriptions of the various types of qualified plans. The Contract may be amended as necessary to conform to the requirements of the plan.

1.  Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans

         Code section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the Annuitant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments. Under certain circumstances, 20% withholding will apply to distributions from these retirement plans, unless the distribution is directly transferred to another eligible retirement plans.

2.  Individual Retirement Annuities and Individual Retirement Accounts

         Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as "IRA"). Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions must commence. Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Owners of the Contract for use with IRAs should have supplemental information required by the Internal Revenue Service or any other appropriate agency. Owners should seek competent advice regarding use of the Contract for IRAs.

3.  Tax-Sheltered Annuities

         Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. These annuity contracts are commonly referred to as "Tax Sheltered Annuities." Premiums paid pursuant to salary reduction agreements and excluded from gross income will be subject to Social Security and Medicare taxes. Subject to certain exceptions, withdrawals under Tax Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made after the Annuitant attains age 59 1/2, upon the Annuitant's separation from service, upon the Annuitant's death or disability, or for an amount not greater than the total of such contributions in the case of hardship.

4.   .  Restrictions under Qualified Contracts

         Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.


5.  General


         Additional Deposits under a Contract must qualify for the same Federal income tax treatment as the initial Deposit under the Contract; Transamerica Occidental will not accept an additional Deposit under a Contract if the Federal income tax treatment of such Deposit would be different from that of the initial Deposit.

TAX STATUS OF THE CONTRACT

         The following discussion is based on the assumption that the Contracts qualify as annuity contracts for Federal income tax purposes.

TAXATION OF ANNUITIES

  1.  In General

         Section 72 of the Code governs taxation of annuities in general. Transamerica Occidental believes that a Contract Owner generally is not taxed on increases in the value of a Qualified Contract until distribution occurs by withdrawing all or part of the Accumulation Account Value (e.g., partial withdrawals and surrenders) or as Annuity Payments under the Annuity option elected. For this purpose, if such is allowed for the Qualified Contract, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Account Value or any portion of an interest in the qualified plan generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  2.  Surrenders

         In the case of a surrender under a Qualified Contract, under section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of any individual under a Contract which was not excluded from the individual's gross income. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.

  3.  Annuity Payments

         Although tax consequences may vary depending on the annuity option elected under the Contract, under Code section 72(b), generally gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the "investment in the contract" bears to the expected return at the date annuity payments begin. In this respect (prior to recovery of the "investment in the contract"), there is generally no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each income payment is taxable. In all cases, after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

  4.  Penalty Tax

         In the case of a distribution pursuant to a Qualified Contract, there may be imposed a Federal penalty tax under Section 72(t) of the Code, which may depend on the type of qualified plan and the particular circumstances. Competent tax advice should be sought before a distribution is requested.

  5.  Transfers, Assignments, or Exchanges of the Contract

         A transfer of ownership of a Contract, the designation of an Annuitant or other beneficiary who is not also the Owner, or the exchange of a Contract are generally prohibited for Qualified Contracts and if made may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange of a Contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

  6.  Withholding

         Pension and annuity distributions generally are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions, except that withholding may be mandatory with respect to distributions from Contracts issued in connection with Section 401(a), 403(a) and 403(b) plans.

  7.  Death Benefits

         Amounts may be distributed from a Contract because of the death of a Annuitant or Owner. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sun, they are treated like a surrender, or (ii) if distributed under an annuity option, they are treated like an annuity payment.

  8.  Other Tax Consequences

         As noted above, the foregoing discussion of the Federal income tax consequences under the Contract is not exhaustive and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect Transamerica
Occidental's understanding of current law and the law may change. Federal gift and estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Annuitant or recipient of the distribution. A competent tax adviser should be consulted for further information.

  9.  Possible Changes in Taxation


         Legislation has been proposed in the past that, if enacted, would adversely modify the federal taxation of certain insurance and annuity contracts. For example, one proposal would reduce the "invesment in the contract" under cash value life insurance and certain annuity contracts by certain amounts, thereby increasing the amount of income for purpose of computing gain. Although the likelihood of there being any changes is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.


                                LEGAL PROCEEDINGS


         There are no material legal proceedings pending to which the Fund is a party; nor are there material legal proceedings involving the Fund to which Transamerica Occidental, the Adviser or Sub-Adviser, or the Underwriter are parties.

                      TABLE OF CONTENTS OF THE STATEMENT OF
                             ADDITIONAL INFORMATION


                                                 PAGE

GENERAL INFORMATION AND HISTORY...................  -2-
INVESTMENT OBJECTIVES AND POLICIES................  -2-
MANAGEMENT........................................  -3-
INVESTMENT ADVISORY AND OTHER SERVICES............  -6-
BROKERAGE ALLOCATIONS.............................  -6-
UNDERWRITER.......................................  -7-
ANNUITY PAYMENTS..................................  -7-
FEDERAL TAX MATTERS...............................  -8-
FINANCIAL STATEMENTS..............................  -9-






A Statement of Additional Information, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission (the "Commission"). The Statement of Additional Information may be obtained, without charge, by contacting, before June 5, 2000, the Annuity Service Center, at 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202. After June 5, 2000, the address is P.O. Box 3183, Cedar Rapids, Iowa 52406-3183 or, if by overnight mail, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, or at 877-717-8861.

                                       (This page intentionally left blank)

                (LOGO)





        (a prospectus)






         CUSTODIAN--Boston Safe Deposit and Trust Company of California
---------------------------------------------------------------------------

AUDITORS--Ernst & Young LLP                                   May 1, 2000

-------------------------------------------------------------
  ISSUED BY

                 Transamerica Occidental Life Insurance Company
                             1150 South Olive Street

                       Los Angeles, California 90015-2211
                                 (213) 742-2111


         (LOGO)

Transamerica Occidental
Life Insurance Company


TFM-1006 ED.  5-98

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                   Individual Equity Investment Fund Contracts
                  For Tax Deferred Individual Retirement Plans

            Issued by Transamerica Occidental Life Insurance Company 1150 South Olive Street, Los Angeles, California 90015-2211


         This Statement of Additional Information is not a Prospectus, but should be read with the Prospectus for Transamerica Occidental's Separate Account Fund B (the "Fund"). A copy of the Prospectus may be obtained by writing to the Transamerica Annuity Service Center, before June 5, 2000, at 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202. After June 5, 2000, the address is P.O. Box 3183, Cedar Rapids, Iowa 52406-3183 or, if by overnight mail, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, or at 877-717-8861.





                    THE DATE OF THIS STATEMENT OF ADDITIONAL
                   INFORMATION IS MAY 1, 2000 THE DATE OF THE
                            PROSPECTUS IS MAY 1, 2000


                                TABLE OF CONTENTS

                                                                                               Cross
                                                                                             Reference
                                                                                           to Prospectus
                                                                         Page                  Page

General Information and History...................................         -2-                   8
Investment Objectives and Policies................................         -2-                   9
Management........................................................         -3-                  10
Investment Advisory and Other Services............................         -6-                  10
Brokerage Allocations.............................................         -6-
Underwriter.......................................................         -7-                  17
Annuity Payments..................................................         -7-                  13
Federal Tax Matters...............................................         -8-                  18
Financial Statements..............................................         -9-


                         GENERAL INFORMATION AND HISTORY

         Transamerica Occidental Life Insurance Company (the "Company") was formerly known as Occidental Life Insurance Company of California. The name change occurred approximately on September 1, 1981.


         The Company is wholly-owned by Transamerica Insurance Corporation of California, which is in turn wholly-owned by Transamerica Corporation.
Transamerica Corporation is a financial services organization which engages through its subsidiaries in life insurance, consumer lending, commercial lending, leasing, and real estate services. Transamerica Corporation is owned by AEGON N.V. an international insurance group.

         On November 26, 1968, the Company invested $1,000,000 in Transamerica Occidental's Separate Account Fund B (the "Fund") pursuant to California law. In September 1969, the Company invested an additional $1,000,000 in the Fund. On December 31, 1999, the Company's share in the Fund was approximately 67.90% of the total Contract Owner's equity.


                       INVESTMENT OBJECTIVES AND POLICIES


         Certain investment policies are described on page 9 of the Prospectus for the Fund. Policies which are fundamental may not be changed unless authorized by a majority vote of Contract Owners. Policies and investment restrictions which are fundamental to the Fund are as follows.


                  Borrowings will not be made except as a temporary measure for extraordinary or emergency purposes provided that such borrowings shall not exceed 5% of the value of the Fund's total assets.

                  Securities of other issuers will not be underwritten provided that this shall not prevent the purchase of securities the sale of which may result in the Fund being deemed to be an "underwriter" for purposes of the Securities Act of 1993.

                  Investments will not be concentrated in any one industry nor will more than 25% of the value of the Funds assets be invested in issuers all of which conduct their principal business activities in the same general industry.

                  The purchase and sale of real estate or interests in real estate is not intended as a principal activity. However, the right is reserved to invest up to 10% of the value of the assets of the Fund in real properties, including property acquired in satisfaction of obligations previously held or received in part payment on the sale of other real property owned.

         The purchase and sale of commodities or commodity contracts will not be engaged in.

         Loans may be made but only through the acquisition of all or a portion of an issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased for investment by institutional investors, whether publicly or privately distributed. (It is not presently intended to invest more than 10% of the value of the Fund in privately distributed loans. Furthermore, it is possible that the acquisition of an entire issue may cause the Fund to be deemed an "underwriter" for purposes of the Securities Act of 1993.) The securities of the Fund may also be loaned provided that any such loan is collateralized with cash equal to or in excess of the market value of such securities. (It is not presently intended to engage in the lending of securities.)

         The Fund does not intend to issue senior securities.

         The Fund does not intend to write put and call options.

         Purchases of securities on margin may not be made, but such short-term credits as may be necessary for the clearance of purchases and sales of securities are permissible. Short sales may not be made and a short position may not be maintained unless at all times when a short position is open and the fund owns at least an equal amount of such securities or securities currently exchangeable, without payment of any further consideration, for securities of the same issue as, and at least equal in amount to, the securities sold short (generally called a "short sale against the box") and unless not more than 10% of the value of the Fund's net assets is deposited or pledged as collateral for such sales at any one time.

PORTFOLIO TURNOVER RATE

         Changes will be made in the portfolio if such changes are considered advisable to better achieve the Fund's investment objective of long term capital growth. Generally, long-term rather than short-term investments will be made and trading for short-term profits is not intended. However, it should be recognized that although securities will initially be purchased with a view to their long-term potential, a subsequent change in the circumstances of a particular company or industry or in general economic conditions may indicate that a sale of a security is desirable. It is anticipated that annual portfolio turnover should not exceed 75%. However, stocks being sold to meet redemptions and changes in market conditions could result in portfolio activity greater than anticipated.
                                   MANAGEMENT

         Board of Managers and Officers of the Fund are:

                               Positions and Offices

Name, Age and Address**            with the Fund                 Principal Occupation During the Past Five Years
----------------------------------------------------------------------------------------------------------------
Dr. James H. Garrity (61)      Board of Directors             President of the John Tracy Clinic and the Tracy
                                                              Family Hearing Center.
Jon C. Strauss (60)            Board of Directors             President  of Harvey Mudd  College;  Previously  Vice
                                                              President  and  Chief  Financial  Officer  of  Howard
                                                              Hughes  Medical  Institute;  President  of  Worcester
                                                              Polytechnic  Institute;  Vice President and Professor
                                                              of    Engineering    at    University   of   Southern
                                                              California;   Vice  President   Budget  and  Finance,
                                                              Director  of Computer  Activities  and  Professor  of
                                                              Computer  and  Decision  Sciences  at  University  of
                                                              Pennsylvania.


Gary U. Rolle (59)*            President and Chairman         Executive Vice President and Chief Investment
                               Board of Directors             Officer of Transamerica Investment Services, Inc.;

                                                              Director and Chief Investment Officer of
                                                              Transamerica Occidental Life Insurance Company.


Peter J. Sodini (59)           Board of Directors             Associate,   Freeman   Spogli   &  Co.   (a   private
                                                              investor);  President,  Chief  Executive  Officer and
                                                              Director,   The   Pantry,   Inc.   (a   supermarket).
                                                              Director    Pamida    Holdings    Corp.   (a   retail
                                                              merchandiser)  and  Buttrey  Food  and  Drug  Co.  (a
                                                              supermarket).


Regina M. Fink (44)            Assistant Secretary            Counsel for  Transamerica  Occidental  Life Insurance
                                                              Company   and   prior  to  1994   Counsel   and  Vice
                                                              President for Colonial Management Associates, Inc.

Thomas M. Adams (65)           Secretary                      Partner  in  the  law  firm  of   Lanning,   Adams  &
                                                              Peterson.

William T. Miller (36)         Treasurer                      Chief Operating Officer, Transamerica Investment
                                                              Management, LLC since 1999.  Chief Financial
                                                              Officer, Kayne Anderson Investment Management
                                                              1994 to 1999.


   * These members of the Board are or may be  interested  persons as defined by
  Section 2(a) (19) of the 1940 Act. ** The mailing address of each Board member and officers is Box 2438, Los Angeles, California 90051.


         The principal occupations listed above apply for the last five years. However, in some instances, occupation listed above is the current position and prior positions with the same company or affiliate are not indicated.

     Messrs. Garrity, Sodini and Strauss are not parties to either the Investment Advisory Agreement or the Investment Services Agreement nor are they interested persons of any such party.


REMUNERATION OF BOARD OF MANAGERS, OFFICERS AND EMPLOYEES OF THE FUND

         The following table shows the compensation paid during the most recently completed fiscal year to all directors of the Fund by the Company pursuant to its Investment Advisory Agreement with the Fund.


                                                                                        Total
                                                                                     Compensation
                                                          Total Pension or         From Registrant
                                    Aggregate           Retirement Benefits        and Fund Complex
                                  Compensation        Accrued As Part of Fund    Paid to Directors3/
                                                                         -----        --------------
       Name of Person               From Fund               Expenses(1)
       --------------               ---------               -----------

     Donald E. Cantlay                $375                      -0-                     $2,500
   Dr. James. H. Garrity              $750                       0                      $4,250

    Richard N. Latzer(2)               -0-                      -0-                       -0-


      Gary U. Rolle(2)                 -0-                      -0-                       -0-
      Peter J. Sodini                $1,500                     -0-                     $8,500
       Jon C. Strauss                $1,500                      0                      $8,500


         No member of the Board, no Officer, no other individual affiliated with the Fund and no person affiliated with any member of the Board, the Company or any Contract Owner is expected to receive aggregate remuneration in excess of $1,500 from the Company during its current fiscal year by virtue of services rendered to the Fund. Members of the Board, Officers or other individuals affiliated with the Fund, who are also Officers, Directors or employees of the Company, are not entitled to any compensation from the Fund for their services to the Fund.

--------------------------------

(1) None of the members of the Board of Managers currently receives any pension or retirement benefits from the Company due to services rendered to the Fund and thus will not receive any benefits upon retirement from the Fund.

(2) Will receive Pension/Retirement benefits as an employee of Transamerica Investment Services, Inc. .


(3) During 1999, each of the Board members was also a member of the Board of Transamerica Variable Insurance Fund, Inc., an open-end management company, advised by the Transamerica Investment Management, LLC, and sub-advised by Transamerica Investment Services, Inc., and of Transamerica Income Shares, Inc., a closed-end management company advised by TransamericaInvestment Management, LLC. These registered investment companies comprise the "Fund Complex."

                     INVESTMENT ADVISORY AND OTHER SERVICES


         Transamerica Investment Management, LLC (`TIM" or "Adviser") is the investment adviser to the Fund. Prior to January 1, 2000, Transamerica Occidental Life Insurance Company (the "Company") served as Adviser.

         Previously the Company and now TIM provides investment management to the Fund pursuant to an investment Advisory Agreement with the Fund. The annual charge for such services is 0.3% of the value of the Fund. In the past three years the Fund paid the Company $189,856 in 1997, $$246,542 in 1998, and $330,503 in 1999. Transamerica Investment Services, Inc., serves as sub-adviser to the Fund.


         The Company performs all record keeping and administrative functions related to the Contracts and each Participant's account, including issuing Contracts, valuing Participant's accounts, making Annuity payments and other administrative functions. In addition, the Company supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, legal fees, registration and filing fees, stationery, supplies, printing, salaries and compensation of the Fund's Board and its officers, reports to Contract Owners, determination of offering and redemption prices and all ordinary expenses incurred in the ordinary course of business.

         Boston Safe Deposit and Trust Company of California, 1 Embarcadero Center, San Francisco, California 94111-9123 is the Fund's custodian of the Securities. Boston Safe Deposit and Trust Company of California holds the securities for the Fund. The Company pays all fees for this service.

         The financial statements of the Company and the Fund appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP's address is 725 South Figueroa Street, Los Angeles, California 90017.

                              BROKERAGE ALLOCATIONS


         TIM has no formula for brokerage business distribution for purchases and sale of portfolio securities of the Fund. The primary objective is to place orders for the most favorable prices and execution. TIM will engage only those brokers whose commissions it believes to be reasonable in relation to the services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers primarily on price, and such general factors as execution capability and reliability, quality of research (including quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional nature of the broker), financial standing, as well as net results of specific transactions, taking into account such factors as promptness, size of order and difficulty of execution. To the extent such research services are used, it would tend to reduce the Company and Investment Services expenses. However, there is no intention to place portfolio transactions for services performed by a broker in furnishing statistical data and research, and thus such services are not expected to significantly reduce expenses. During 1999, commissions were fully negotiated and paid on a best execution basis. In 1997, 1998 and 1999 respectively, brokerage commissions were .03%, .04% and .07% of average assets, and the aggregate dollar amounts were $16,312, $38,000 and $72,314 respectively.

         TIM furnishes investment advice to the Fund as well as other institutional clients. Some of the Advisers' other clients have investment objectives and programs similar to those of the Fund. Accordingly, occasions may arise when sales or purchases of securities which are consistent with the investment policies of more than one client come up for consideration by TIM at the same time. When two or more clients are engaged in the simultaneous sale or purchase of securities, TIM will allocate the securities in question so as to be equitable as to each client. TIM will effect simultaneous purchase or sale transactions only when it believes that to do so is in the best interest of the Fund, although such concurrent authorizations potentially may, in certain instances, be either advantageous or disadvantageous to the Fund. TIM or TIS has advised the Fund's Board regarding this practice, and will report to them on a periodic basis concerning its implementation.


                                   UNDERWRITER


     Transamerica Financial Resources, Inc., is the principal Underwriter for the Fund's Contracts. Its address is 1150 South Olive Street, Los Angeles, California 90015-2211. It is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is wholly-owned by Transamerica Corporation, a subsidiary of AEGON N.V.

         The past three years, the Underwriter received from the sales of the Fund's Contracts total payments of $2,641 in 1997, $4,471 in 1998, and $1,087 in 1999.


                                ANNUITY PAYMENTS

AMOUNT OF FIRST ANNUITY PAYMENT

         SINGLE AND ANNUAL DEPOSIT CONTRACTS:

         At a Annuitant's selected Retirement Date, the Accumulation Account Value based on the Accumulation Unit value established on the last Valuation date in the second calendar month preceding the Retirement Date is applied to the appropriate Annuity Conversion Rate under the Contract, according to the Annuitant's, and any joint annuitant's, attained age at nearest birthday and the selected form of Annuity, to determine the dollar amount of the first Variable Annuity payment. The Annuity Conversion rates are based on the following assumptions: (i) Investment earnings at 3.5% per annum, and (ii) Mortality - The Annuity Table for 1949, ultimate two year age setback.

         IMMEDIATE CONTRACT:

         The Net Deposit applicable under the Contract is applied to the Annuity Conversion Rate for this Contract by the Company according to the Annuitant's, and any joint annuitant's, attained age at nearest birthday and selected form of Annuity, to determine the dollar amount of the first Variable Annuity payment. The Annuity Conversion Rates are based on the following assumptions: (i) Investment earnings at 3.5% per annum, and (ii) Mortality - The Annuity Table for 1949, one year age setback.

AMOUNT OF SUBSEQUENT ANNUITY PAYMENTS

         The amount of a Variable Annuity payment after the first is determined by multiplying the number of Annuity Units by the Annuity Unit value established on the last Valuation Date in the second calendar month preceding the date such payment is due.

         The Annuity Conversion Rates reflect the assumed net investment earnings rate of 3.5%. Each annuity payment will vary as the actual net investment earnings rate varies from 3.5%. If the actual net investment earnings rate were equal to the assumed rate, Annuity payments would be level. If the actual Net Investment Rate were lower than the assumed rate, Annuity payments would decrease.

NUMBER OF ANNUITY UNITS

         The number of the Contract Owner's Annuity Units is determined at the time the Variable Annuity is effected by dividing the dollar amount of the first Variable Annuity payment by the Annuity Unit Value established on the last Valuation Date in the second calendar month preceding the Retirement Date. The number of Annuity Units, once determined, will remain fixed except as affected by the normal operation of the form of Annuity, or by a late Deposit. Late Deposit means a Deposit received by the Company after the Valuation Date in the second calendar month preceding the Retirement Date.

ANNUITY UNIT VALUE

         On November 26, 1968, the value of an Annuity Unit was set at $1.00. Thereafter, at the end of each Valuation Period, the Annuity Unit value is established by multiplying the value of an Annuity Unit determined at the end of the immediately preceding Valuation Period by the Investment Performance Factor for the current Valuation Period, and then multiplying that product by an assumed earnings offset factor for the purpose of offsetting the effect of an investment earnings rate of 3.5% per annum which is assumed in the Annuity Conversion Rates for the Contracts. The result is then reduced by a charge for mortality and expense risks (see "Charges under the Contract" at page 11 of the Prospectus).

                               FEDERAL TAX MATTERS
TAXATION OF THE COMPANY

         The Company at present is taxed as a life insurance company under Part I of Subchapter L of the Code. The Fund is treated as part of the Company and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. The Company does not expect to incur any Federal income tax liability with respect to investment income and net capital gains arising from the activities of the Fund retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Fund for Federal income taxes. If, in future years, any Federal income taxes are incurred by the Company with respect to the Fund, then the Company may make a charge to the Fund.

         Under current laws, the Company may incur state and local taxes in certain jurisdictions. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes or reserves for such taxes, if any, attributable to the Fund.

 TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
                         REPORT OF INDEPENDENT AUDITORS

Unitholders and Board of Managers, Transamerica Occidental's Separate Account Fund B Board of Directors, Transamerica Occidental Life Insurance Company


         We have audited the accompanying statement of net assets of Transamerica Occidental's Separate Account Fund B, including the portfolio of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights on page 7 of the Prospectus for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental's Separate Account Fund B at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights on page 7 of the Prospectus for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.



Los Angeles, California





Ernst & Young LLP

                        TABLE OF ACCUMULATION UNIT VALUES

                                  Accumulation
        End of Quarter            Unit Value
        --------------           ------------
December, 1989.................    3.975169
March, 1990....................    3.879319
June, 1990.....................    4.124224
September, 1990................    3.268967
December, 1990.................    3.518587
March, 1991....................    4.337042
June, 1991.....................    4.288242
September, 1991................    4.480883
December, 1991.................    4.908113
March, 1992....................    4.895752
June, 1992.....................    4.798707
September, 1992................    4.981578
December, 1992.................    5.580041
March, 1993....................    5.893141
June, 1993.....................    6.139891
September, 1993................    6.868266
December, 1993.................    6.851062
March, 1994....................    6.629959
June, 1994.....................    6.325672
September, 1994................    6.905430
December, 1994.................    7.364882

                                  Accumulation
        End of Quarter            Unit Value
        --------------           ------------
March, 1995....................    8.376121
June, 1995.....................    9.806528
September, 1995................   11.275672
December, 1995.................   11.163517
March, 1996....................   11.495829
June, 1996.....................   12.356950
September, 1996................   13.007681
December, 1996.................   14.289273
March, 1997....................   14.574090
June, 1997.....................   18.948025
September, 1997................   22.762719
December, 1997.................   20.822981
March, 1998....................   24.769837
June, 1998.....................   26.122076
September, 1998................   24.532238
December, 1998.................   31.039623
March, 1999....................   36.274720
June, 1999.....................   36.182643
September, 1999................   33.766134
December, 1999.................   43.812753

The table above covers the period from December, 1989, to December, 1999. The results shown should not be considered a representation of the gain or loss which may be realized from an investment made in the Fund today.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 1999

Number
  of                                                 Market
Shares                 Common Stocks                Value(1)
------                 -------------                --------
          BROADCASTING (3.96%)
60,000    Clear Channel Communications, Inc.*.... $  5,355,000
                                                  ------------
          BUSINESS SERVICES (4.20%)
115,000   First Data Corporation.................    5,670,880
                                                  ------------
          CHEMICALS (2.08%)
70,000    Minerals Technologies, Inc. ...........    2,804,340
                                                  ------------
          COMMERCIAL SERVICES (1.92%)
200,000   Sodexho Marriott Services, Inc.........    2,600,000
                                                  ------------
          COMMUNICATION SERVICES (3.50%)
110,000   Qwest Communications international,        4,730,000
           Inc.*.................................
                                                  ------------
          COMPUTERS & BUSINESS EQUIPMENT (14.83%)
200,000   Dell Computer Corporation*.............   10,200,000
90,000    EMC Corporation*.......................    9,832,500
                                                  ------------
                                                    20,032,500
                                                  ------------
          DRUGS & HEALTH CARE (2.19%)
45,000    Kervasion Inc.*........................      275,625
40,000    Merck & Co., Inc.......................    2,682,480
                                                  ------------
                                                     2,958,105
                                                  ------------
          ELECTRONICS (17.60%)
100,000   Applied Materials, Inc.*...............   12,668,700
135,000   Intel Corporation......................   11,112,120
                                                  ------------
                                                    23,780,820
                                                  ------------
          FINANCIAL SERVICES (5.68%)
200,000   Charles Schwab Corp....................    7,675,000
                                                  ------------
          HOTELS & RESTAURANTS (2.69%)
90,000    McDonalds Corporation..................    3,628,080
                                                  ------------

Number
  of                                                 Market
Shares                 Common Stocks                Value(1)
------                 -------------                --------
          RETAIL (3.06%)
90,000    Gap Inc................................ $  4,140,000
                                                  ------------
          RETAIL GROCERY(6.03%)
300,000   Kroger Company*........................    5,662,500
70,000    Safeway, Inc.*.........................    2,489,340
                                                  ------------
                                                     8,151,840
                                                  ------------
          SOFTWARE (8.56%)
125,000   IMS Health, Inc........................    3,398,375
70,000    Microsoft Corporation*.................    8,172,500
                                                  ------------
                                                    11,570,875
                                                  ------------
          TECHNOLOGY (5.09%)
36,000    Verisign, Inc. ........................    6,873,732
                                                  ------------
          TELECOMMUNICATIONS (2.87%)
24,000    JDS Uniphase Corp* ....................    3,871,462
                                                  ------------
          TELECOMMUNICATION EQUIPMENT (13.10%)
60,000    QUALCOMM, Inc. ........................   10,567,500
50,000    RF Micro Devises, Inc.* ...............    3,421,850
75,000    Vodaphone Airtouch PLC ADR.............    3,712,500
                                                  ------------
                                                    17,701,850
                                                  ------------
          TRUCKING & FREIGHT FORWARDING (2.56%)
50,000    United Parcel Services, Inc. ..........    3,450,000
                                                  ------------

                                                   134,994,484
          TOTAL COMMON STOCK (99.92%)............
                                                  ============
                                                       110,565
          Cash, Cash Equivalents and Receivables
           Less Liabilities (.08%)...............
                                                  ------------
                                                  $135,105,049
          NET ASSETS (100.00%)...................
                                                  ============

------------

(1) Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities.

 * Indicates non-income producing stocks.

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 1999

ASSETS:
Investments in common stock -- at market value (cost
  $58,323,745)..............................................    $134,994,484
Cash and cash equivalents...................................         214,875
Dividend and interest receivable............................          72,217
Miscellaneous receivables...................................          20,000
                                                                ------------
     TOTAL ASSETS...........................................     135,301,576
LIABILITIES:
Due to Transamerica Occidental's general account............         196,527
                                                                ------------
NET ASSETS..................................................    $135,105,049
                                                                ============
Net assets attributed to variable annuity
  contractholders -- 3,072,105 units at $43.812753 per
  unit......................................................    $134,597,383
Reserve for retired annuitants..............................         507,666
                                                                ------------
                                                                $135,105,049
                                                                ============

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               Year ended        Year ended
                                                              December 31,      December 31,
                                                                  1999              1998
                                                              ------------      ------------
Net investment loss.........................................  $ (1,127,106)     $  (750,527)
Net realized gain from security transactions................    20,905,486       18,511,981
Net unrealized appreciation on investments..................    20,097,581       15,435,710
                                                              ------------      -----------
Net increase in net assets resulting from operations........    39,875,961       33,197,164
Variable annuity deposits (net of sales and administration
  expenses and applicable state premium taxes)..............        38,703           84,604
Payments to Contract Owners:
  Annuity payments..........................................       (80,406)         (71,998)
  Terminations and withdrawals..............................    (3,892,204)      (3,006,584)
Adjustment for mortality guarantees on retired annuitants...        32,477           37,352
                                                              ------------      -----------
Total increase in net assets................................    35,974,531       30,240,538
Balance at beginning of period..............................    99,130,518       68,889,980
                                                              ------------      -----------
Balance at end of period....................................  $135,105,049      $99,130,518
                                                              ============      ===========

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1999

NET INVESTMENT INCOME
  INCOME:
     Dividends..............................................  $   207,901
     Interest...............................................       95,742
                                                              -----------
       Total investment income..............................      303,643
                                                              -----------
  EXPENSES:
     Mortality and expense risk charges.....................    1,100,246
     Investment management services.........................      330,503
                                                              -----------
       Total expenses.......................................    1,430,749
                                                              -----------
  Net investment loss.......................................   (1,127,106)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions..............   20,905,486
  Net change in unrealized appreciation on investments......   20,097,581
                                                              -----------
  Net realized and unrealized gain on investments...........   41,003,067
                                                              -----------
       Net increase in net assets resulting from
        operations..........................................  $39,875,961
                                                              ===========

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                          NOTES TO FINANCIAL STATEMENTS

NOTE A -- ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The Fund's investment objective is long-term capital growth.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as additional information becomes known which could impact the amounts reported and disclosed herein.

Investment in Securities

     Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities. The cost of securities purchased (excluding short-term investments) and proceeds from sales aggregated $37,735,859 and $42,746,650, respectively, in 1999. The Fund had gross unrealized gains of $81,235,847 and gross unrealized losses of $4,565,108 at December 31, 1999 related to these investments. Realized gains and losses on investments are determined using the average cost method.

Cash Equivalents

     Cash equivalents consist of money market funds invested daily from excess cash balances on deposit.

Federal Income Taxes

     Operations of the Fund will form a part of, and be taxed with, those of Transamerica Occidental Life, which is taxed as a "life insurance company" under the Internal Revenue Code. Transamerica Occidental Life will not charge the Fund for income taxes applicable to its investment in the Fund. Under current law, income from assets maintained in the Fund for the exclusive benefit of Participants is in general not subject to federal income tax.

Expenses

     The value of the Fund has been reduced by charges on each valuation date for investment management services on the basis of an annual rate of 0.3% and mortality and expense risks on the basis of an annual rate of 1.0%. These charges are paid to Transamerica Occidental Life.

Other

     The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B -- TRANSAMERICA OCCIDENTAL LIFE INVESTMENT

     As of December 31, 1999, Transamerica Occidental Life had deposited $2,000,000 (current fund value of $93,647,873) in the Fund under an amendment to the California Insurance Code which permits domestic life insurers to allocate amounts to such accounts. Transamerica Occidental Life is entitled to withdraw all but $100,000 of its proportionate share of the Fund, in whole or in part, at any time.

NOTE C -- RESERVES FOR RETIRED ANNUITANTS

     Reserves for retired annuitants are computed using The Annuity Table for 1949, ultimate, one year age set back and an assumed investment earnings rate of 3 1/2%.

NOTE D -- REMUNERATION

     No remuneration was paid during 1999 by Transamerica Occidental's Separate Account Fund B to any member of the Board of Managers or officer of Fund B or any affiliated person of such members or officers.

FINANCIAL HIGHLIGHTS

     Selected data for an accumulation unit outstanding throughout each period are as follows:

                                                    1999       1998       1997       1996       1995
                                                   -------    -------    -------    -------    -------
Investment income................................  $ 0.097    $ 0.098    $ 0.077    $ 0.071    $ 0.044
Expenses.........................................    0.456      0.328      0.244      0.163      0.125
                                                   -------    -------    -------    -------    -------
Net investment loss..............................   (0.359)    (0.230)    (0.167)    (0.092)    (0.081)
Net realized and unrealized gain on investments..   13.132     10.447      6.701      3.217      3.880
                                                   -------    -------    -------    -------    -------
    Net increase in accumulation unit value......   12.773     10.217      6.534      3.125      3.799
Accumulation unit value:
  Beginning of period............................   31.040     20.823     14.289     11.164      7.365
                                                   -------    -------    -------    -------    -------
  End of period..................................  $43.813    $31.040    $20.823    $14.289    $11.164
                                                   =======    =======    =======    =======    =======
Ratio of expenses to average accumulation fund
  balance(a).....................................     1.29%      1.32%      1.33%      1.31%      1.32%
Ratio of net investment loss to average
  accumulation fund balance(a)...................    (1.02)%    (0.92)%    (0.91)%    (0.74)%    (0.86)%
Portfolio turnover...............................    34.45%     53.78%     15.21%     32.94%     17.17%
Number of accumulation units outstanding at end
  of period (000's omitted)......................    3,084      3,193      3,273      3,431      3,598

(a) On an annualized basis.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                         REPORT OF INDEPENDENT AUDITORS

Unitholders and Board Managers, Transamerica Occidental's
  Separate Account Fund B
Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statement of net assets of Transamerica Occidental's Separate Account Fund B, including the portfolio of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Occidental's Separate Account Fund B at December 31, 1999, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /S/ ERNST & YOUNG LLP

Charlotte, North Carolina
February 15, 2000

          TRANSAMERICA
      OCCIDENTAL'S SEPARATE
         ACCOUNT FUND B

      MANAGERS AND OFFICERS

GARY U. ROLLE, President,
Chairman of Board
DR. JAMES H. GARRITY, Manager
PETER J. SODINI, Manager
JON C. STRAUSS, Manager
WILLIAM T. MILLER, Treasurer,
Assistant Secretary

                                                           (LOGO)
THOMAS M. ADAMS, Secretary
REGINA M. FINK, Assistant
Secretary

Distributor:

Transamerica Financial Resources,
Inc.
1150 South Olive
Los Angeles, California
90015-2211
Tel. (800) 245-8250

Custodian:

Mellon Bank Securities Trust
1 Mellon Bank Ctr.
                                             TRANSAMERICA
Pittsburgh, PA 15258
                                             OCCIDENTAL'S
Tel. (800) 234-6356
                                             SEPARATE
Transamerica Occidental
                                             ACCOUNT FUND B
Life Insurance Company
Annuity Service Center
                                             ANNUAL FINANCIAL
P.O. Box 31848
Charlotte, NC 28231-1848
                                             REPORT

800 258-4260

              (LOGO)

                                             DECEMBER 31, 1999

This report cannot be used as sales literature.

TFM 1036 Ed. 2-98

                 Transamerica Occidental Life Insurance Company

                     Financial Statements - Statutory Basis

                                   Years ended December 31, 1999, 1998 and 1997



                                    CONTENTS

Report of Independent Auditors..........................................................................1

Audited Financial Statements

Balance Sheets - Statutory Basis........................................................................3
Statements of Operations - Statutory Basis..............................................................5
Statements of Changes in Capital and Surplus - Statutory Basis..........................................6
Statements of Cash Flow - Statutory Basis...............................................................7
Notes to Financial Statements - Statutory Basis.........................................................9

Statutory Basis Financial Statement Schedules

Summary of Investments - Other Than Investments in Related Parties -
   Statutory Basis.....................................................................................39
Supplementary Insurance Information - Statutory Basis..................................................40
Reinsurance - Statutory Basis..........................................................................42


2







                         Report Of Independent Auditors

Board of Directors
Transamerica Occidental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Occidental Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 1999. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the California Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Occidental Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period December 31, 1999.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the California Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.



March 31, 2000

3

                 Transamerica Occidental Life Insurance Company

                        Balance Sheets - Statutory Basis

                                 (Dollars in thousands, except per share amounts)


                                                                                   DECEMBER 31
                                                                             1999              1998
                                                                      --------------------------------------

ADMITTED ASSETS Cash and invested assets:
   Bonds                                                                $    12,820,804   $    12,135,178
   Preferred stocks - unaffiliated                                               77,231            40,941
   Preferred stocks - subsidiaries                                               58,219            56,860
   Common stocks - unaffiliated                                               1,270,039           773,490
   Common stocks - subsidiaries                                                 984,400           965,485
   Mortgage loans on real estate                                                385,590           387,038
   Real estate                                                                  101,195           102,748
   Policy loans                                                                 409,534           410,628
   Cash and short-term investments                                              132,454           513,557
   Other investments                                                            218,997           194,264
                                                                      --------------------------------------
Total cash and invested assets                                               16,458,463        15,580,189


Federal income tax receivable                                                   160,075                 -
Accrued investment income                                                       226,823           210,932
Deferred and uncollected premiums                                               227,722          (807,951)
Reinsurance receivable                                                          249,225         1,201,639
Other admitted assets                                                           245,696           255,744
Separate account assets                                                       4,229,395         3,443,277
                                                                      --------------------------------------
Total admitted assets                                                   $    21,797,399   $    19,883,830
                                                                      ======================================




15








                                                                                  DECEMBER 31
                                                                            1999              1998
                                                                     --------------------------------------

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Reserves for future policy benefits                                 $     9,695,196   $     9,428,282
   Policy and contract claims payable                                          296,789           156,147
   Supplementary contracts without life contingencies                          208,349           215,548
   Funding agreements                                                        2,228,261         1,927,054
   Other policy liabilities                                                    114,442           115,361
   Funds held under coinsurance                                              2,274,229         2,123,810
   Asset valuation reserve                                                     578,958           400,616
   Interest maintenance reserve                                                 58,721            61,514
   Other liabilities                                                           310,404           285,030
   Separate account liabilities                                              4,068,126         3,326,306
                                                                     --------------------------------------
Total liabilities                                                           19,833,475        18,039,668

Capital and surplus:
   Common Stock ($12.50 par value):
     Authorized - 4,000,000 shares
     Issued and outstanding - 2,206,933 shares                                  27,587            27,587
   Contributed surplus                                                         509,600           372,538
   Unassigned surplus                                                        1,426,737         1,444,037
                                                                     --------------------------------------
Total capital and surplus                                                    1,963,924         1,844,162
                                                                     --------------------------------------
Total liabilities and capital and surplus                              $    21,797,399   $    19,883,830
                                                                     ======================================

See accompanying notes.


                 Transamerica Occidental Life Insurance Company

                   Statements of Operations - Statutory Basis

                             (Dollars in thousands)

                                                                         YEAR ENDED DECEMBER 31
                                                                  1999            1998            1997
                                                            -------------------------------------------------
Revenues:
   Premiums and annuity considerations                        $   1,368,016   $   1,608,525   $   1,715,745
   Fund deposits                                                    351,170         363,889         395,162
   Considerations for supplementary contracts without life
     contingencies                                                  212,513         259,660         240,065
   Net investment income                                          1,125,042       1,078,543       1,028,054
   Commissions and expense allowances on reinsurance ceded
                                                                    469,910         471,943         283,794
   Other                                                            550,544         900,281         228,649
                                                            -------------------------------------------------
                                                                  4,077,195       4,682,841       3,891,469
Benefits and expenses:
   Benefits paid or provided for:
     Death benefits                                                 392,276         595,585         432,019
     Annuity benefits                                               582,542         570,424         754,609
     Disability benefits                                             10,199          36,590         139,278
     Surrender benefits and other fund withdrawals                  694,766         616,224         429,449
     Increase (decrease) in reserves                                266,814        (447,419)       (631,054)
     Payments on supplementary contracts                            231,717         243,383         235,594
     Endowments                                                       2,397           2,504           2,000
     Other                                                          112,059         102,093          96,546
                                                            -------------------------------------------------
                                                                  2,292,770       1,719,384       1,458,441
   Expenses:
     Commissions and expense allowances                             691,802         728,533         554,979
     Reinsurance reserve transfer                                         -         671,651         792,425
     Other operating expenses                                       857,912       1,300,821         758,855
     Net transfers to separate accounts                              50,572         200,243         152,998
                                                            -------------------------------------------------
                                                                  1,600,286       2,901,248       2,259,257
                                                            -------------------------------------------------
                                                                  3,893,056       4,620,632       3,717,698
                                                            -------------------------------------------------
Gain from operations before dividends to policyholders,
   federal income tax expense (benefit) and net realized
   capital gains (losses)                                           184,139          62,209         173,771
Dividends to policyholders                                            9,294           8,206           9,453
                                                            -------------------------------------------------
Gain from operations before federal income tax expense
   (benefit) and net realized capital gains (losses)                174,845          54,003         164,318
Federal income tax expense (benefit)                                 30,330         (70,408)         58,514
                                                            -------------------------------------------------
Gain from operations before net realized capital gains
   (losses)                                                         144,515         124,411         105,804
Net realized capital gains (losses)                                  17,515          76,071          (9,332)
                                                            -------------------------------------------------
Net income                                                    $     162,030   $     200,482   $      96,472
                                                            =================================================

See accompanying notes.




                 Transamerica Occidental Life Insurance Company

                          Statements of Changes in Capital and Surplus - Statutory Basis

                             (Dollars in thousands)


                                                                    YEAR ENDED DECEMBER 31
                                                            1999             1998              1997
                                                     ------------------------------------------------------

Capital and surplus at beginning of year               $    1,844,162    $    1,556,228   $    1,249,045
Net income                                                    162,030           200,482           96,472
Increase in net unrealized capital gains                      119,420           261,540          246,829
Increase in non-admitted assets and
   related items                                               (2,824)          (45,392)         (41,778)
(Decrease) increase in liability for reinsurance in
   unauthorized companies                                      (4,646)           (3,137)           1,038
Increase in asset valuation reserve                          (178,342)          (39,153)         (66,577)
Increase in surplus in separate account statement
                                                               16,637            32,572           29,459
Contributed capital                                           137,062             3,800          127,194
Prior year adjustments                                        (14,710)          (21,276)         (47,998)
Dividends paid to parent                                      (79,000)          (80,000)         (61,311)
Change in benefit reserve valuation basis                           -                 -           (7,782)
Increase (decrease) as a result of
   reinsurance                                                (35,865)          (21,502)          31,637
                                                     ------------------------------------------------------
Capital and surplus at end of year                     $    1,963,924    $    1,844,162   $    1,556,228
                                                     ======================================================

See accompanying notes.





                 Transamerica Occidental Life Insurance Company

                    Statements of Cash Flow - Statutory Basis

                             (Dollars in thousands)


                                                                    YEAR ENDED DECEMBER 31
                                                            1999             1998              1997
                                                     ------------------------------------------------------
OPERATING ACTIVITIES
Premiums and annuity considerations                    $      319,552    $    2,642,142   $    1,612,975
Fund deposits                                                 351,170           363,889          395,162
Other policy proceeds and considerations                      212,546           259,627          240,280
Allowances and reserve adjustments received on
   reinsurance ceded                                        1,861,584            93,368          249,623
Investment income received                                  1,088,846         1,068,856          996,628
Other income received                                         141,247           194,037          274,793
Life and accident and health claims paid                     (266,727)         (661,006)        (487,861)
Surrender benefits and other fund withdrawals paid
                                                             (695,777)         (618,854)        (442,793)
Annuity and other benefits paid                              (962,151)         (948,840)      (1,046,532)
Commissions, other expenses and taxes
   paid                                                    (1,027,317)         (950,827)        (777,851)
Dividends paid to policyholders                                (9,136)           (8,102)         (10,101)
Federal income taxes received (paid)                         (146,945)           15,764          (12,411)
Reinsurance reserve transfers and other                      (618,898)       (1,891,421)      (1,552,528)
                                                     ------------------------------------------------------
Net cash provided by (used in) operating activities
                                                              247,994          (441,367)        (560,616)

INVESTING ACTIVITIES
Proceeds from investments sold, matured
   or repaid:
     Bonds                                                  2,993,985         3,938,693        3,525,839
     Stocks                                                   220,666           488,559          138,284
     Mortgage loans                                            11,248            37,335           34,216
     Real estate                                                3,050            20,300            3,660
     Other invested assets                                        200             3,984            8,580
     Miscellaneous proceeds                                       407           (25,830)           7,140
                                                     ------------------------------------------------------
Total investment proceeds                                   3,229,556         4,463,041        3,717,719
Taxes paid on capital gains                                         -                 -           (7,481)
                                                     ------------------------------------------------------
Net proceeds from sales, maturities, or repayments
   of investments                                           3,229,556         4,463,041        3,710,238




                 Transamerica Occidental Life Insurance Company

                               Statements of Cash Flow - Statutory Basis (continued)

                             (Dollars in thousands)


                                                                    YEAR ENDED DECEMBER 31
                                                            1999             1998              1997
                                                     ------------------------------------------------------

Cost of investments acquired:
   Bonds                                               $   (3,656,035)   $   (4,225,623)  $   (4,103,637)
   Stocks                                                    (611,404)         (331,131)        (311,708)
   Mortgage loans                                              (9,800)         (121,139)         (40,000)
   Real estate                                                 (5,064)           (7,030)          (2,765)
   Other invested assets                                      (35,204)          (36,752)          (2,031)
   Miscellaneous applications                                 (93,194)                -                -
                                                     ------------------------------------------------------
Total cost of investments acquired                         (4,410,701)       (4,721,675)      (4,460,141)
Net decrease (increase) in policy loans                         1,094            (3,174)          (7,996)
                                                     ------------------------------------------------------
Net cost of investments acquired                           (4,409,607)       (4,724,849)      (4,468,137)
                                                     ------------------------------------------------------
Net cash used in investing activities                      (1,180,051)         (261,808)        (757,899)

Financing and miscellaneous activities:
   Other cash provided:
     Capital and surplus paid-in                              137,062             3,800          127,194
     Other sources                                            562,978         1,485,965        1,558,615
                                                     ------------------------------------------------------
Total other cash provided                                     700,040         1,489,765        1,685,809

Other cash provided (applied):
   Dividends paid to shareholders                             (79,000)          (80,000)         (61,311)
   Other applications, net                                    (70,086)         (347,482)        (162,103)
                                                     ------------------------------------------------------
Total other cash provided (applied)                          (149,086)         (427,482)        (223,414)
                                                     ------------------------------------------------------
Net cash provided by financing and miscellaneous
   activities                                                 550,954         1,062,283        1,462,395
                                                     ------------------------------------------------------
Net (decrease) increase in cash and short-term
   investments                                               (381,103)          359,108          143,880

Cash and short-term investments:
   Beginning of year                                          513,557           154,449           10,569
                                                     ------------------------------------------------------
   End of year                                         $      132,454    $      513,557   $      154,449
                                                     ======================================================

See accompanying notes.



                 Transamerica Occidental Life Insurance Company

                 Notes to Financial Statements - Statutory Basis

                                December 31, 1999


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Transamerica Occidental Life Insurance Company (the Company) is domiciled in California. The Company is a wholly owned subsidiary of Transamerica Insurance Corporation of California, which is a wholly owned subsidiary of Transamerica Corporation. The Company has three wholly owned insurance subsidiaries:
Transamerica Life Insurance and Annuity Company (TALIAC), Transamerica Life Insurance Company of Canada and Transamerica Life Insurance Company of New York. TALIAC has one wholly owned insurance subsidiary, Transamerica Assurance Company. During 1999, Transamerica Corporation was merged with an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands.

NATURE OF BUSINESS

The Company engages in providing life insurance, pension and annuity products, reinsurance, structured settlements and investment products which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States and are distributed in 50 states (reinsurance is the only product distributed in New York).

BASIS OF PRESENTATION

Certain amounts reported in the accompanying financial statements are based on management's best estimates and judgment, subject to the minimum requirements imposed by regulatory authorities. Actual results could differ from those estimates.

The accompanying financial statements have been prepared in conformity with statutory accounting practices (SAP) prescribed or permitted by the California Department of Insurance (the California Department), which vary in some respects from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are as follows:

     The accounts and operations of the Company's subsidiaries are not consolidated but are included in investments in common stocks at the statutory net carrying value. Changes in the subsidiaries' net carrying values are charged or credited directly to unassigned surplus.

                 Transamerica Occidental Life Insurance Company

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

     Bonds, where permitted, are carried at amortized cost, rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value) and trading (reported at fair value) classifications.

     The costs of acquiring new and renewal business, such as commissions and underwriting and policy issue costs, are expensed when incurred rather than deferred and amortized over the terms of the related policies.

     Certain assets recognized under GAAP, principally agents' debit balances and computer software, are "non-admitted" and excluded from the accompanying financial statements under SAP and are charged directly to unassigned surplus.

     Reserves for future policy benefits generally are calculated based on mortality and interest assumptions that are statutorily required rather than using estimated expected experience or actual account balances. The policy liabilities are reported net, rather than gross, of ceded amounts.

     Revenues for interest-sensitive life policies and investment-type contracts consist of the entire premium received and benefits represent the benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as revenue and benefits represent the excess of benefits paid over the policy account value and interest credited to the account value.

     An Interest Maintenance Reserve (IMR) is provided which defers certain realized capital gains and losses attributable to changes in the general level of interest rates. Such deferred gains or losses are amortized into investment income over the remaining period to maturity based on groupings of individual securities sold in five-year bands.

     An Asset Valuation Reserve (AVR) is provided which reclassifies a portion of surplus to liabilities. The AVR is calculated according to a specified formula as prescribed by the National Association of Insurance Commissioners (NAIC) and is intended to stabilize the Company's surplus against possible fluctuations in the market values of bonds, equity securities, mortgage loans, real estate, and other invested assets. Changes in the required AVR balance are charged or credited directly to unassigned surplus.

     Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

     Policyholder dividends are recognized when declared rather than over the term of the related policies.

     A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Other significant accounting policies are as follows:

INVESTMENTS

Investments are shown on the following bases:

     Bonds - where permitted, at amortized cost; all others are carried at values prescribed by the Securities Valuation Office of the NAIC (SVO); premiums and discounts are amortized using the interest method. For loan-backed bonds, the interest method including anticipated prepayments at the date of purchase is used. Prepayment assumptions for loan-backed bonds are estimated using broker dealer survey values and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all securities, except for interest-only securities which are valued using the prospective method.

     Preferred stocks - where permitted at cost, all others are carried at fair value based on NAIC values.

     Common stocks - at fair value based on NAIC market values, except for investments in subsidiaries which are at statutory net carrying values.

     Mortgage loans on real estate - at the aggregate unpaid balances.

     Real estate - at depreciated cost less encumbrances, except for properties acquired in satisfaction of debt, which are carried at the lower of fair value or cost, less encumbrances.

     Policy loans - at the aggregate unpaid principal balances.

     Other investments - primarily at the lower of cost or fair value. Derivative instruments, included in other investments in the accompanying balance sheet, are valued in accordance with the NAIC Accounting Practices and Procedures manual and Purposes and Procedures manual of the SVO. All derivative instruments are used for hedging purposes and valued on a basis consistent with the hedged item.

The Company uses interest rate swaps, caps and floors, options and certain other derivatives as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis as the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short-term assets or liabilities. The initial cost of any such agreements is amortized to net investment income over the life of the agreement. Periodic payments that are receivable as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged item.

Gains and losses on disposal of investments are recognized on the specific-identification basis. Changes in the statutory fair values of stocks and those bonds carried at values prescribed by the SVO, rather than amortized cost, are reported as unrealized gains or losses directly in unassigned surplus and, accordingly, have no effect on net income.

Short-term investments include investments with maturities of less than one year at date of acquisition.

SEPARATE ACCOUNTS

The Company administers segregated asset accounts for pension and other clients. The assets of the separate accounts are not subject to liabilities arising out of any business the Company may conduct and are reported at fair value. Investment risks associated with fair value changes are primarily borne by the clients. The liabilities of the separate accounts represent reserves established to meet withdrawal and future benefit payment provisions of the contracts.

POLICY RESERVES AND CONTRACT CLAIMS

Life, annuity, and accident and health benefit reserves are calculated based upon published tables using such interest rate assumptions and valuation methods that will provide, in the aggregate, reserves that meet the amounts required by the California Department. The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the date of death. Additional reserves are established where the gross premiums on any insurance in force are less than the net premiums according to the standard valuation set by the California Department.

Contract claim liabilities include provisions for reported claims and claims incurred but not reported, net of reinsurance ceded.

PREMIUM REVENUES

Premiums from life insurance policies are recognized as revenue when due, and premiums from annuity contracts are recognized when received. Accident and health premiums are earned pro rata over the terms of the policies.

OTHER REVENUES

Other revenues consist primarily of profit sharing on reinsurance ceded and reserve adjustments on ceded modified coinsurance transactions.

REINSURANCE

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in surplus rather than gain from operations. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

PRIOR YEAR ADJUSTMENTS

Prior year adjustments charged directly to surplus in 1999 related primarily to expenses incurred for sales practices litigation of $7 million (after tax) and a suspense asset adjustment of $7 million (after tax).

Prior year adjustments in 1998 relate  primarily to expenses  incurred for sales
practices   litigation  of  $8  million  (after-tax)  and  a  reserve  valuation adjustment of $13 million (after-tax) on single premium immediate annuities.

Prior year adjustments in 1997 relate primarily to expenses incurred for sales practices litigation of $15 million (after-tax) and a reserve valuation adjustment of $30 million (after-tax) on single premium immediate annuities.

RECLASSIFICATIONS

Certain reclassifications of 1997 and 1998 amounts have been made to conform with the 1999 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

Fair values for bonds are based on market values prescribed by the SVO (NAIC market values) rather than on actual or estimated market values. For bonds without available NAIC market values, amortized costs are used as estimated fair values. As of December 31, 1999 and 1998, the fair value of investments in bonds includes $5,366 million and $5,215 million, respectively, of bonds that were valued at amortized cost.

Fair values for preferred and common stocks are based on NAIC market values, except for investment in subsidiaries which are at statutory net carrying values.

Fair values for mortgage loans on real estate and policy loans are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for calculation purposes.

Fair values for derivative instruments are estimated using values obtained from independent pricing services.

The carrying amounts of cash and short-term investments and accrued investment income approximate their fair value.

Fair values for liabilities under investment-type contracts, included in reserves for future policy benefits and other policy liabilities, are estimated using discounted cash flow calculations, based on interest rates currently being offered by similar contracts with maturities consistent with those remaining for the contracts being valued.


The carrying values and fair values of financial instruments are as follows (in thousands):

                                                                      DECEMBER 31
                                                        1999                               1998
                                         -----------------------------------------------------------------------
                                              CARRYING           FAIR            CARRYING           FAIR
                                               VALUE             VALUE            VALUE             VALUE
                                         -----------------------------------------------------------------------

Financial assets:
   Bonds                                   $   12,820,804    $   12,681,458   $   12,135,178    $   12,834,818
   Preferred stocks                               135,450            93,071           97,801           100,909
   Common stocks                                2,254,439         2,254,439        1,738,975         1,738,975
   Mortgage loans on real estate                  385,590           363,650          387,038           409,714
   Policy loans                                   409,534           396,956          410,628           388,076
   Floors, caps and swaptions                      56,964            60,129           57,311           149,447
   Cash on hand and on deposit                    132,454           132,454          513,557           513,557
   Accrued investment income                      226,823           226,823          210,932           210,932

                                                                      DECEMBER 31
                                                        1999                               1998
                                         -----------------------------------------------------------------------
                                              CARRYING           FAIR            CARRYING           FAIR
                                               VALUE             VALUE            VALUE             VALUE
                                         -----------------------------------------------------------------------

Financial liabilities (liabilities for investment-type contracts):
     Single and flexible premium
       deferred annuities                  $    2,074,622    $    1,881,238   $    2,112,347    $    1,927,980
     Single premium immediate annuities
                                                4,035,133         4,217,004        3,924,227         4,820,607
     Other deposit contracts                    2,219,143         2,222,305        1,917,574         1,915,954

Off-balance sheet assets (liabilities):
   Exchange derivatives designated as hedges that are in a:
       Receivable position                              -            30,253                -            88,062
       Payable position                                 -           (96,206)               -           (17,025)

The Company enters into various interest-rate agreements in the normal course of business primarily as a means of managing its interest rate exposure.

Interest rate swap agreements generally involve the periodic exchange of fixed rate interest and floating rate interest payments by applying a specified market index to the underlying contract or notional amount, without exchanging the underlying notional amounts. Interest rate swap agreements are intended primarily for asset and liability management. The differential to be paid or received on those interest rate swap agreements that are designated as hedges of financial assets is recorded on an accrual basis as a component of net investment income. The differential to be paid or received on those interest rate swap agreements that are designated as hedges of financial liabilities is recorded on an accrual basis as a component of benefits paid or provided. While the Company is not exposed to credit risk with respect to the notional amounts of the interest rate swap agreements, the Company is subject to credit risk from potential nonperformance of counterparties throughout the contract periods. The amounts potentially subject to such credit risk are much smaller than the notional amounts. The Company controls this credit risk by entering into transactions with only a selected number of high quality institutions, establishing credit limits and maintaining collateral when appropriate. Generally, the Company is subject to basis risk when an interest rate swap agreement is not funded. As of December 31, 1999, there were no unfunded interest rate swap agreements.

Interest rate floor agreements generally provide for the receipt of payments in the event the average interest rates during a settlement period fall below specified levels under interest rate floor agreements. These agreements enable the Company to transfer, modify, or reduce its interest rate risk and generally require up front premium payments. The costs of interest rate floor agreements are amortized over the contractual periods and resulting amortization expenses are included in net investment income. The conditional receipts under these agreements are recorded on an accrual basis as a component of net investment income if designated as hedges of financial assets or as a component of benefits paid or provided if designated as hedges of financial liabilities.


The  information  on  derivative   instruments  is  summarized  as  follows  (in
thousands):

                                                     AGGREGATE NOTIONALWEIGHTED AVERAGE
                                                           AMOUNT         FIXED RATE
                                                                                            FAIR VALUE
                                                     ------------------------------------------------------

DECEMBER 31, 1999
Interest rate swap agreements  designated as hedges of financial  assets,  where the Company pays:
     Fixed rate interest                               $      296,133         6.46%       $       28,092
     Floating rate interest                                 1,516,308         5.95               (90,055)
     Floating rate interest based on one index and
       receives floating rate interest on another
       index                                                    4,525         6.05                    20
Interest rate swap agreements designated as hedges
   of financial liabilities, where the Company pays:
     Floating rate interest                                   710,981         6.40                (4,394)
     Floating rate interest based on one index and
       receives floating rate interest on another
       index                                                  237,500         6.13                  (260)
Interest rate floor agreements                                400,000            -                 3,065
Swaptions                                                   6,500,000         6.64                25,211
Call options                                                   31,999            -                31,853





2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                     AGGREGATE NOTIONALWEIGHTED AVERAGE
                                                           AMOUNT         FIXED RATE
                                                                                            FAIR VALUE
                                                     ------------------------------------------------------

DECEMBER 31, 1998
Interest rate swap agreements  designated as hedges of financial  assets,  where the Company pays:
     Fixed rate interest                               $       44,950         5.95%       $          280
     Fixed rate interest                                      212,488         5.01               (13,525)
     Floating rate interest                                (1,495,000)        5.40                80,717
     Floating rate interest based on one index and
       receives floating rate interest on another
       index                                                   15,833         5.06                   110
Interest rate swap agreements designated as hedges
   of financial liabilities, where the Company pays:
     Floating rate interest                                 1,204,456         5.42                 3,781
     Floating rate interest based on one index and
       receives floating rate interest on another
       index                                                   37,500         4.84                  (339)
Interest rate floor agreements                                400,000              -              21,705
Swaptions                                                   6,500,000         5.19               101,754
Call options                                                   30,710              -              25,988

Generally, notional amounts indicate the volume of transactions and estimated fair values indicate the amounts subject to credit risk.

Financial instruments which potentially subject the Company to concentration of credit risk consist principally of temporary cash investments, fixed maturities, derivatives, mortgage loans on real estate and reinsurance receivables. The Company places its temporary cash investments with high credit quality financial institutions. Concentration of credit risk with respect to investments in fixed maturities and mortgage loans on real estate is limited due to the large number of such investments and their dispersion across many different industries and geographic areas. The Company places reinsurance with only highly rated insurance companies. At December 31, 1999, the Company had no significant concentration of credit risk.

3. INVESTMENTS

The carrying value and fair value of investments in debt securities are summarized as follows (in thousands):

                                                           GROSS             GROSS
                                        CARRYING         UNREALIZED       UNREALIZED           FAIR
                                          VALUE            GAINS            LOSSES            VALUE
                                    -----------------------------------------------------------------------
DECEMBER 31, 1999
U.S. Treasury securities and
   obligations of U.S. government
   corporations
   and agencies                       $      189,325   $       11,396    $        1,968   $      198,753
Obligations of states and political
   subdivisions                              106,484            3,673             1,482          108,675
Foreign governments                           50,820              353             3,328           47,845
Corporate securities                       9,345,228          103,079           230,148        9,218,159
Public utilities                           1,718,582           20,020            38,842        1,699,760
Mortgage and other asset- backed
   securities                              1,410,365                -             2,099        1,408,266
                                    -----------------------------------------------------------------------
                                      $   12,820,804   $      138,521    $      277,867   $   12,681,458
                                    =======================================================================




3. INVESTMENTS (CONTINUED)

                                                           GROSS             GROSS
                                        CARRYING         UNREALIZED       UNREALIZED           FAIR
                                          VALUE            GAINS            LOSSES            VALUE
                                    -----------------------------------------------------------------------
DECEMBER 31, 1998
U.S. Treasury securities and
   obligations of U.S. government
   corporations
   and agencies                       $      148,427   $       57,226    $            -   $      205,653
Obligations of states and political
   subdivisions                              123,255           11,752                 -          135,007
Foreign governments                           39,940            2,115             1,486           40,569
Corporate securities                       8,430,358          476,428            22,687        8,884,099
Public utilities                           2,206,740          176,863               571        2,383,032
Mortgage and other asset- backed
   securities                              1,186,458                -                 -        1,186,458
                                    -----------------------------------------------------------------------
                                      $   12,135,178   $      724,384    $       24,744   $   12,834,818
                                    =======================================================================

Included in bonds is a $150 million note due from Transamerica Corporation at December 31, 1998.

The carrying value and fair value of bonds at December 31, 1999, by contractual maturity, are as follows (in thousands):


                                                                   CARRYING           FAIR
                                                                    VALUE             VALUE
                                                              ------------------------------------

Due in one year or less                                         $      137,778    $      138,280
Due after one year through five years                                2,021,208         2,019,633
Due after five years through ten years                               2,769,210         2,708,056
Due after ten years                                                  6,482,243         6,407,223
Mortgage and other asset-backed securities                           1,410,365         1,408,266
                                                              ------------------------------------
                                                                $   12,820,804    $   12,681,458
                                                              ====================================

Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.



3. INVESTMENTS (CONTINUED)

The costs and fair values of preferred stocks and common stocks (unaffiliated companies) are as follows (in thousands):

                                                       GROSS            GROSS           ESTIMATED
                                                    UNREALIZED        UNREALIZED          FAIR
                                      COST             GAINS            LOSSES            VALUE
                               -----------------------------------------------------------------------

DECEMBER 31, 1999
Preferred stocks                 $       77,231    $        6,399   $       41,182    $       42,448
Common stocks                           662,215           640,014           32,190         1,270,039

DECEMBER 31, 1998
Preferred stocks                 $       40,941    $        3,506   $           18    $       44,429
Common stocks                           299,048           483,421            8,979           773,490

The components of investment in real estate are as follows (in thousands):

                                                                 ACCUMULATED        CARRYING
                                                   COST          DEPRECIATION         VALUE
                                            ------------------------------------------------------

DECEMBER 31, 1999
Properties occupied by the
   Company                                    $      207,709    $      111,331    $       96,378
Other                                                  7,450             2,633             4,817
                                            ------------------------------------------------------
                                              $      215,159    $      113,964    $      101,195
                                            ======================================================

DECEMBER 31, 1998
Properties occupied by the
   Company                                    $      202,933    $      105,330    $       97,603
Other                                                  8,514             3,369             5,145
                                            ------------------------------------------------------
                                              $      211,447    $      108,699    $      102,748
                                            ======================================================


The maximum and minimum lending rates for mortgage loans during 1999 were 8.48% and 7.13%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of any purchase money or insured or guaranteed mortgages, was 80%. Fire insurance is carried in every case at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

Net investment income (expense) by major category of investments is summarized as follows (in thousands):

                                                               YEAR ENDED DECEMBER 31
                                                      1999              1998             1997
                                                -----------------------------------------------------

Bonds                                             $      989,340   $      950,923    $      934,229
Preferred stocks                                           5,078            1,312               790
Common stocks                                             53,192           53,000            43,938
Mortgage loans on real estate                             28,314           28,713            25,031
Real estate                                               28,008           27,288            29,447
Policy loans                                              27,086           24,780            26,061
Cash and short-term investments                           10,526           10,939             4,094
Other investments                                         16,343           17,198              (533)
                                                -----------------------------------------------------
                                                       1,157,887        1,114,153         1,063,057
Investment expense                                       (32,845)         (35,610)          (35,003)
                                                -----------------------------------------------------
                                                  $    1,125,042   $    1,078,543    $    1,028,054
                                                =====================================================



The realized gains and losses and other information related to investments are summarized as follows (in thousands):

                                                                     YEAR ENDED DECEMBER 31
                                                            1999              1998             1997
                                                      -----------------------------------------------------
Net gains (losses) on disposition of investments in:
     Bonds                                              $        2,993   $       16,522    $      (27,875)
     Preferred stocks                                           (6,085)          (2,405)             (579)
     Common stocks                                              41,011          164,984             9,792
     Other                                                     (90,400)          (7,021)           (1,308)
                                                      -----------------------------------------------------
                                                               (52,481)         172,080           (19,970)
Related income (taxes) recovery                                 71,941          (84,425)           (7,480)
Transfer to the IMR                                             (1,945)         (11,584)           18,118
                                                      -----------------------------------------------------
Net realized capital gains (losses)                     $       17,515   $       76,071    $       (9,332)
                                                      =====================================================

The other loss of $90.4 million in 1999 primarily results from the net pretax loss incurred on an ineffective equity collar hedge (see Note 12).

                                                                     YEAR ENDED DECEMBER 31
                                                            1999              1998             1997
                                                      -----------------------------------------------------
Proceeds from disposition of investment in bonds
                                                        $    2,993,985   $    3,938,693    $    3,525,839
Gross gains on disposition of investment
   in bonds                                                     46,135           44,290            24,157
Gross losses on disposition of investment
   in bonds                                                    (43,142)         (27,768)          (52,032)

Change in net unrealized gains (losses):
   Bonds                                                       (5,756)             (871)               -
   Preferred stocks                                             2,271            (2,741)             518
   Common stocks                                              125,177           257,582          242,773
   Real estate                                                      -                 -            3,727
   Other                                                       (2,272)            7,570             (189)
                                                     ------------------------------------------------------
                                                       $      119,420    $      261,540   $      246,829
                                                     ======================================================


Change in net unrealized gains on common stocks in 1999, 1998 and 1997, includes $(34) million, $156 million and $107 million, respectively, related to the increase (decrease) in TALIAC's statutory capital and surplus for those years.

4. REINSURANCE

The Company is involved in both the cession and assumption of reinsurance with other companies, including affiliated companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. These reinsured risks are treated as though, to the extent of the reinsurance, they are risks for which the Company is not liable.

Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded. The Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance treaties.

The following summarizes the effect of reinsurance transactions (in thousands):

                                                 CEDED/RETROCEDED TO               ASSUMED FROM
                                            -------------------------------------------------------------
                                DIRECT        AFFILIATED    UNAFFILIATED     AFFILIATED    UNAFFILIATED       NET
                                AMOUNT        COMPANIES      COMPANIES       COMPANIES      COMPANIES        AMOUNT
                           ----------------------------------------------------------------------------------------------

Year ended
   December 31, 1999:
     Premium revenue         $    1,409,419   $   112,947   $    1,965,697  $    157,197    $ 1,880,044   $  1,368,016
                           ==============================================================================================

At December 31, 1999:
   Life insurance in force   $  547,304,907   $ 4,881,384   $  365,336,549  $ 17,212,668    $   465,086   $194,764,728
                           ==============================================================================================

Reserves for future policy
   benefits                  $   14,241,446   $ 4,124,327   $    3,056,908  $    233,126    $ 2,401,859   $  9,695,196
Policy and contract claims
   payable                          127,030        40,341          137,047         1,824        345,323        296,789
                           ----------------------------------------------------------------------------------------------
                             $   14,368,476   $ 4,164,668   $    3,193,955  $    234,950    $ 2,747,182   $  9,991,985
                           ==============================================================================================





4. REINSURANCE (CONTINUED)

                                                CEDED/RETROCEDED TO               ASSUMED FROM
                                           --------------------------------------------------------------
                                DIRECT       AFFILIATED   UNAFFILIATED     AFFILIATED     UNAFFILIATED        NET
                                AMOUNT       COMPANIES      COMPANIES      COMPANIES       COMPANIES         AMOUNT
                           ----------------------------------------------------------------------------------------------

Year ended
   December 31, 1998:
     Premium revenue         $   1,401,733   $   298,339   $   2,193,006  $     198,460   $   2,499,677   $   1,608,525
                           ==============================================================================================

At December 31, 1998:
   Life insurance in force   $ 190,331,317   $   950,789   $ 307,374,066  $  25,093,946   $ 282,821,689   $ 189,922,097
                           ==============================================================================================

Reserves for future policy
   benefits                  $  14,778,562   $ 4,978,700   $   2,931,865  $     136,208   $   2,424,077   $   9,428,282
Policy and contract claims
   payable                         121,330        45,187         316,533         11,018         385,519         156,147
                           ----------------------------------------------------------------------------------------------
                             $  14,899,892   $ 5,023,887   $   3,248,398  $     147,226   $   2,809,596   $   9,584,429
                           ==============================================================================================

Year ended
   December 31, 1997:
     Premium reserve         $   1,434,511   $   245,606   $   1,296,529  $      75,853   $   1,747,516   $   1,715,745
                           ==============================================================================================

At December 31, 1997:
   Life insurance in force   $ 175,258,666   $         -   $ 272,918,826  $  26,199,512   $ 223,688,654   $ 152,228,006
                           ==============================================================================================

Reserves for future policy
   benefits                  $  15,117,147   $ 5,457,334   $   2,731,647  $      15,306   $   2,922,166   $   9,865,638
Policy and contract claims
   payable                          94,040        42,804         197,351         20,854         357,125         231,864
                           ----------------------------------------------------------------------------------------------
                             $  15,211,187   $ 5,500,138   $   2,928,998  $      36,160   $   3,279,291   $  10,097,502
                           ==============================================================================================





4. REINSURANCE (CONTINUED)

                                                            CEDED TO          ASSUMED
                                           DIRECT            OTHER          FROM OTHER           NET
                                           AMOUNT          COMPANIES         COMPANIES          AMOUNT
                                      -----------------------------------------------------------------------

Year ended December 31, 1999:
     Benefits paid or provided          $    1,632,298   $    1,499,809    $    1,086,642   $    1,219,131
                                      =======================================================================

Year ended December 31, 1998:
     Benefits paid or provided          $    1,576,300   $    1,147,899    $    1,020,085   $    1,448,486
                                      =======================================================================

Year ended December 31, 1997:
     Benefits paid or provided          $    1,631,249   $      955,287    $      887,538   $    1,563,500
                                      =======================================================================

5. INCOME TAXES

The Company's taxable income or loss is included in the consolidated return of Transamerica Corporation for the period ended July 21, 1999. The method of allocation between the companies for the period ended July 21, 1999, is subject to written agreement approved by the Board of Directors. Tax payments are made to, or refunds received from, Transamerica Corporation in amounts which would result from filing separate tax returns with federal taxing authorities, except that tax benefits attributable to operating losses and other carryovers are recognized currently since utilization of these benefits is assured by
Transamerica Corporation. The provision does not purport to represent a proportionate share of the consolidated tax.

For the period beginning July 22, 1999, the Company will join in a consolidated tax return with certain life affiliates: TALIAC, Transamerica Assurance Company and Transamerica Life Insurance Company of New York. The method of allocation between the companies for the period beginning July 22, 1999, will be subject to written agreement to be approved by the Board of Directors. It is anticipated that this agreement will require that tax payments are made to, or refunds are received from, TOLIC, in amounts which would results from filing separate tax returns with federal taxing authorities.

Amounts due from Transamerica Corporation for federal income taxes are $160 million at December 31, 1999. Amounts due to Transamerica Corporation for federal income taxes were $28.5 million at December 31, 1998, and are included in accounts payable and other liabilities in the accompanying balance sheet.

Following is a reconciliation of federal income taxes computed at the statutory rate with the income tax provision, excluding income taxes related to net realized gains on investment transactions (in thousands):

                                                                    YEAR ENDED DECEMBER 31
                                                            1999             1998              1997
                                                     ------------------------------------------------------

Federal income taxes at statutory rate                 $       61,196    $       18,901   $       57,511
Difference between statutory and tax reserves
                                                               (1,153)           (3,463)          10,045
Deferred acquisition costs capitalized,
   net of amortization                                         13,326             4,677           10,652
Reinsurance adjustments                                       (14,442)           (7,525)          12,900
Difference in statutory and tax bases
   of investments                                              (2,399)          (10,990)          (4,149)
Adjustment to prior year tax provision                         24,640           (13,055)           4,689
Tax credits                                                   (16,000)          (17,698)         (11,127)
Nontaxable affiliate dividends                                (17,500)          (17,500)         (14,000)
Other                                                         (17,338)          (23,755)          (8,007)
                                                     ------------------------------------------------------
Provision (benefit) for income taxes                   $       30,330    $      (70,408)  $       58,514
                                                     ======================================================

Under the Life Insurance Company Income Tax Act of 1959, a portion of "gain from operations" was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The balance in this account was frozen at December 31, 1983, pursuant to the Deficit Reduction Act of 1984. This amount would become subject to tax when it exceeds a certain maximum or when cash dividends are paid therefrom. The policyholders' surplus account balance at December 31, 1999, was $118 million. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $41.3 million. No income taxes have been provided on the policyholders' surplus account since the conditions that would cause such taxes are remote.

6. INVESTMENTS IN SUBSIDIARIES

The Company's investment in common stocks of its wholly owned subsidiaries with carrying values, based on the statutory capital and surplus of the subsidiaries, is summarized as follows (in thousands):

                                                                                      CARRYING VALUE
                                                                         COST
                                                                   ------------------------------------
     At December 31, 1999:
        TALIAC                                                       $      238,418   $      797,109
        Other                                                               206,041          187,291
                                                                   ------------------------------------
                                                                     $      444,459   $      984,400
                                                                   ====================================

     At December 31, 1998:
        TALIAC                                                       $      237,448   $      830,829
        Others                                                              179,891          134,656
                                                                   ------------------------------------
                                                                   $ 417,339        $ 965,485
                                                                   ====================================

The Company received a $50 million dividend in 1999 and 1998 from its wholly owned subsidiary, TALIAC.

The Company's investment in preferred stocks of subsidiaries is substantially all represented by an investment in Transamerica Life Insurance Company of Canada.

Certain financial information with respect to TALIAC, the Company's principal subsidiary, is as follows (in thousands):

                                                                             DECEMBER 31
                                                                       1999               1998
                                                                ---------------------------------------

     Cash and investments                                         $    14,046,255    $    13,582,175
     Other assets                                                       6,339,057          4,783,063
                                                                ---------------------------------------
     Total assets                                                      20,385,312         18,365,238

     Aggregate reserves                                                 9,221,606          8,084,356
     Other liabilities                                                 10,366,597          9,450,053
                                                                ---------------------------------------
     Total liabilities                                                 19,588,203         17,534,409
                                                                ---------------------------------------
     Total capital and surplus                                    $       797,109    $       830,829
                                                                =======================================

7. DEFERRED AND UNCOLLECTED PREMIUMS

Components of deferred and uncollected premiums are as follows:

                                                   GROSS           LOADING             NET
                                             ------------------------------------------------------

DECEMBER 31, 1999
Life and annuity:
   Ordinary first-year business               $        8,630   $            -    $        8,630
   Ordinary renewal business                         183,107           36,000           147,107
   Group life direct business                          2,095                -             2,095
                                             ------------------------------------------------------
                                                     193,832           36,000           157,832
Accident and health                                   69,890                -            69,890
                                             ------------------------------------------------------
                                              $      263,722   $       36,000    $      227,722
                                             ======================================================
DECEMBER 31, 1998
Life and annuity:
   Ordinary first-year business               $     (828,090)  $       14,537    $     (842,627)
   Ordinary renewal business                           9,900            8,929               971
   Group life direct business                          5,637                -             5,637
                                             ------------------------------------------------------
                                                    (812,553)          23,466          (836,019)
Accident and health                                   28,068                -            28,068
                                             ------------------------------------------------------
                                              $     (784,485)  $       23,466    $     (807,951)
                                             ======================================================

The gross deferred and uncollected premiums balance at December 31, 1999, of $263,722,000 is composed of $431,756,000 direct deferred and uncollected premiums less reinsurance premiums payable of $168,034,000.

The gross deferred and uncollected premiums balance at December 31, 1998, of $(784,485,000) is composed of $379,199,000 direct deferred and uncollected premiums less reinsurance premiums payable of $(1,163,684,000).

8. ANNUITY RESERVES AND DEPOSIT LIABILITIES

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows (in thousands):

                                                                       DECEMBER 31
                                                          1999                            1998
                                             ----------------------------------------------------------------
                                                  AMOUNT         PERCENT         AMOUNT          PERCENT
                                             ----------------------------------------------------------------
Subject to discretionary withdrawal - with adjustment:
     With market value adjustment              $      9,134           -%      $   2,955,445        21%
     At book value less surrender charge            435,717          3              565,977         4
     At market value                              7,385,279         53            2,319,944        16
                                             ----------------------------------------------------------------
                                                  7,830,130         56            5,841,366        41
Subject to discretionary withdrawal -
   without adjustment                             1,748,102         13            1,839,270        13
Not subject to discretionary withdrawal
   provision                                      4,417,004         31            6,710,422        46
                                             -----------------              ------------------
                                                             ----------------                ----------------
Total annuity reserves and deposit               13,995,236        100%          14,391,058       100%
   liabilities
                                                             ================                ================
Less reinsurance                                 (5,820,180)                     (6,736,704)
                                             -----------------
                                                                            ------------------
Net annuity reserves and deposit liabilities   $  8,175,056*                  $   7,654,354*
                                             =================              ==================

* Includes $3,364 million and $2,622 million of annuity reserves and deposit liabilities reported in the separate account liability at December 31, 1999 and 1998, respectively. Funding agreement liabilities that are a part of the separate account liabilities are excluded from the above amounts.

Included in other liabilities is $2,228 million and $1,927 million at December 31, 1999 and 1998, respectively, held pursuant to funding agreements. Funding agreements are obligations that contain no mortality or morbidity risks.

9. CAPITAL AND SURPLUS

The Company is subject to the requirements of the NAIC approved Risk Based Capital (RBC) rules and at December 31, 1999 and 1998, the Company met the RBC requirement.

The amount of dividends which can be paid by the Company without prior approval of the California Department is subject to restrictions related to statutory surplus and gains from operations. The Company could pay $184 million in dividends in 2000 without prior approval.

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

Substantially all employees are covered by noncontributory defined benefit plans sponsored by the Company and the Retirement Plan for Salaried Employees of Transamerica Corporation and Affiliates in which the Company also participates. Pension benefits are based on the employee's compensation during the highest paid 60 consecutive months during the 120 months before retirement. The general policy is to fund current service costs currently and prior service costs over periods ranging from 10 to 30 years. Assets of those plans are invested principally in publicly traded stocks and bonds.

The Company's total pension costs were $0.8 million, $0.6 million and $0 million for the years ended December 31, 1999, 1998 and 1997, respectively.

The Company also participates in various contributory defined benefit programs sponsored by Transamerica Corporation that provide medical and certain other benefits to eligible retirees. The Company accounts for the costs of such benefit programs under the accrual method and amortizes its transition obligation for retirees and fully eligible or vested employees over 20 years. Postretirement benefit costs charged to income was $3 million for each of the years ended December 31, 1999, 1998 and 1997.

11. ASSETS ON DEPOSIT

At December 31, 1999 and 1998, $4 million and $4 million of the Company's assets
were  on  deposit  with  public   officials  in   compliance   with   regulatory
requirements.

12. RELATED PARTY TRANSACTIONS

The Company has various transactions with Transamerica Corporation and its affiliated companies in the normal course of operations. These transactions include the assumption and cession of reinsurance and the performance of certain administrative and support services for affiliated companies. Such reimbursements are recorded as a reduction of operating expenses.

Transactions with Transamerica Corporation and its affiliates also include transactions related to pension plans, investments in a money market fund managed by an affiliated company, and rental of computer services. Pension funds administered by a subsidiary for affiliated companies amounted to $1.8 billion, $1.6 billion and $1.3 billion at December 31, 1999, 1998 and 1997, respectively. The investment in an affiliated money market fund was not material.

The Company had amounts due from affiliates of $41 million as of December 31, 1999, and $16 million as of December 31, 1998.

In March 1999, the Company entered into an equity collar (which expired December 17, 1999), with an unrelated party to hedge the price fluctuations of their unaffiliated equity securities portfolio. In addition, Transamerica Corporation agreed to protect the Company from any ineffectiveness in the hedge that would expose the Company to loss net of tax benefit. As a result of the ineffectiveness of the collar with the unrelated party and the payment that the Company was required to make upon settlement, Transamerica Corporation made a payment of $172 million to the Company in December 1999.

13. LEASES

Rental expense for equipment and properties occupied by the Company was $17 million in 1999, $14 million in 1998, and $19 million in 1997. The following is a schedule by years of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1999 (in thousands):

Year ending December 31:
       2000                  $        12,203
       2001                            9,998
       2002                            7,745
       2003                            6,728
       2004                            6,624
       Later years                    41,701
                           ------------------
                             $        84,999
                           ==================

14. LITIGATION

The Company is a defendant in various legal actions arising from its operations. These include legal actions similar to those faced by many other major life insurers which allege damages related to sales practices for universal life policies sold between January 1981 and June 1996. In one such action, the Company and plaintiff's counsel entered into a settlement which was approved on June 26, 1997. The settlement required prompt notification to affected policyholders. Administrative and policy benefit costs associated with the settlement of $7 million, $8 million and $15 million after-tax have been incurred in 1999, 1998 and 1997, respectively, and reflected in these statements as prior period adjustments. Additional costs related to the settlement are not expected to be material and will be incurred over a period of years. In the opinion of the Company, any ultimate liability which might result from other litigation would not have a materially adverse effect on the combined financial position of the Company or the results of its operations.

15. SEPARATE ACCOUNTS

Separate accounts held by the Company represent primarily funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at estimated fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 1999, is as follows (in thousands):

                        SEPARATE ACCOUNTS WITH GUARANTEES
                                 -------------------------------------------------
                                                   NONINDEXED       NONINDEXED
                                                    GUARANTEE        GUARANTEE      NONGUARANTEED
                                                  LESS THAN OR     GREATER THAN        SEPARATE
                                    INDEXED        EQUAL TO 4%          4%             ACCOUNTS            TOTAL
                                 --------------- ---------------- ---------------- ----------------- ------------------
Premiums, deposits and other
   considerations                  $         -     $          -     $          -     $     254,076     $     254,076
                                 =============== ================ ================ ================= ==================

Reserves for separate accounts with assets at:
     Fair value                    $         -     $          -     $          -     $   3,364,426     $   3,364,426
     Amortized cost                          -                -                -                 -                 -
Other                                        -                -                -           703,700           703,700
                                 --------------- ---------------- ---------------- ----------------- ------------------

Total                              $         -     $          -     $          -     $   4,068,126     $   4,068,126
                                 =============== ================ ================ ================= ==================
Reserves for separate accounts by withdrawal characteristics:
     Subject to discretionary withdrawal (with adjustment):
         With market value
            adjustment             $         -     $          -     $          -     $           -     $           -
         At book value less
            current surrender
            charge of 5% or more
                                             -                -                -                 -                 -
         At market value                                                                 3,364,426         3,364,426
         At book value without
            adjustment and with
            current surrender
            charges less than 5%             -                -                -                 -                 -
                                 --------------- ---------------- ---------------- ----------------- ------------------
Subtotal                                     -                -                -         3,364,426         3,364,426
     Not subject to
       discretionary withdrawal              -                -                -                 -                 -
     Other                                   -                -                -           703,700           703,700
                                 --------------- ---------------- ---------------- ----------------- ------------------
Total separate account             $         -     $          -     $          -     $   4,068,126     $   4,068,126
   liabilities
                                 =============== ================ ================ ================= ==================


A reconciliation of the amounts transferred to and from the separate accounts is presented below (in thousands):

                                                                    YEAR ENDED DECEMBER 31
                                                            1999             1998              1997
                                                     ------------------------------------------------------

Transfer as reported  in the  summary of  operations  of the  separate  accounts statement:
     Transfers to separate accounts                    $      255,210    $      352,298   $      454,749
     Transfers from separate accounts                         217,729           173,152          240,381
                                                     ------------------------------------------------------
Net transfers to separate accounts                             37,481           179,146          214,368
Reconciling adjustments:
Deposits (withdrawals) from separate
   accounts                                                    13,091            21,097          (61,370)
                                                     ------------------------------------------------------

Transfers as reported in the statements of income
                                                       $       50,572    $      200,243   $      152,998
                                                     ======================================================

16.  DIRECT PREMIUM WRITTEN BY MANAGING GENERAL AGENTS/THIRD-PARTY ADMINISTRATORS

The Company has the following direct premiums written through managing general agents (in thousands):

                                                                TYPES OF                         DIRECT
                                                EXCLUSIVE       BUSINESS        AUTHORITY        WRITTEN
                                                 CONTRACT        WRITTEN         GRANTED        PREMIUMS
                                             ----------------------------------------------------------------

National Benefit Resources                          No        Specific and          *          $         38
                                                                Aggregate
                                                             Excess of Loss
                                                                Insurance

R. E. Moulton Insurance Agency, Inc.                No        Specific and          *                 6,698
                                                                Aggregate
                                                             Excess of Loss
                                                                Insurance





16.  DIRECT PREMIUM WRITTEN BY MANAGING GENERAL AGENTS/THIRD-PARTY ADMINISTRATORS (CONTINUED)

                                                                TYPES OF                         DIRECT
                                                EXCLUSIVE       BUSINESS        AUTHORITY        WRITTEN
                                                 CONTRACT        WRITTEN         GRANTED        PREMIUMS
                                             ----------------------------------------------------------------

Intermediary Insurance Services, Inc.               No        Specific and          *                 2,969
                                                                Aggregate
                                                             Excess of Loss
                                                                Insurance

Excess Reinsurance Underwriters                     No        Specific and          *                12,536
   Agency, Inc.                                                 Aggregate
                                                             Excess of Loss
                                                                Insurance

Risk Assessment Strategies                          No        Specific and          *                   576
                                                                Aggregate
                                                             Excess of Loss
                                                                Insurance

North American Insurance Management                Yes        Occupational          *                 1,453
                                                               Accident -
                                                             Excess of Loss
                                                                Insurance

Health Reinsurance Management Partnership           No       Provider Excess        *                25,173

Self Funding Systems                                No        Specific and          *                   119
                                                                Aggregate
                                                             Excess of Loss
                                                                Insurance

*Premium  collection,   underwriting  and  commission/claim  payments  authority
granted.


17. NAIC CODIFICATION

In 1998, the NAIC adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of California must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. The state of California has stated affirmatively that it will adopt Codification effective January 1, 2001. Management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements

18. YEAR 2000 (UNAUDITED)

In prior years, the Company discussed the nature and progress of its plans to become Year 2000 ready. In 1999, the Company completed its remediation and testing of systems. As a result of those planning and implementation efforts, the Company experienced no significant disruptions in mission critical information technology and non-information technology systems and believes those systems successfully responded to the Year 2000 date change. The Company is not aware of any material problems resulting from Year 2000 issues, either with its products, its internal systems, or the products and services of third parties. The Company will continue to monitor its mission critical computer applications and those of its suppliers and vendors throughout the year 2000 to ensure that any latent Year 2000 matters that may arise are addressed promptly.

                                 Statutory Basis
                          Financial Statement Schedules

39

                 Transamerica Occidental Life Insurance Company

 Summary of Investments - Other Than Investments in Related Parties - Statutory Basis

                             (Dollars in thousands)

                                December 31, 1999


SCHEDULE I

                                                                                           AMOUNT AT
                                                                                          WHICH SHOWN
                                                                         MARKET              IN THE
TYPE OF INVESTMENT                                   COST (1)             VALUE          BALANCE SHEET
-----------------------------------------------------------------------------------------------------------

FIXED MATURITIES
Bonds:
   United States government and government
     agencies and authorities                     $       189,325    $       198,753   $        189,325
   States, municipalities and political
     subdivisions                                         106,484            108,675            106,484
   Foreign governments                                     50,820             47,845             50,820
   Public utilities                                     1,718,582          1,699,760          1,718,582
   All other corporate bonds                            9,345,228          9,218,159          9,345,228
   Mortgage and other asset-backed securities
                                                        1,410,365          1,408,266          1,410,365
Redeemable preferred stock                                 66,841             30,448             66,371
                                                -----------------------------------------------------------
Total fixed maturities                                 12,887,645         12,711,906         12,887,175

EQUITY SECURITIES
Common stocks:
   Affiliated entities                                    444,459            984,400            984,400
   Banks, trust and insurance                              36,481             38,892             38,892
   Industrial, miscellaneous and all other                625,734          1,231,147          1,231,147
   Nonredeemable preferred stock                           69,079             62,623             69,079
                                                -----------------------------------------------------------
Total equity securities                                 1,175,753          2,317,062          2,323,518

Mortgage loans on real estate                             385,590            363,650            385,590
Real estate                                               101,195             50,000            101,195
Policy loans                                              409,534            396,956            409,534
Other long-term investments                               218,997            155,562            218,997
Cash and short-term investments                           132,454            132,454            132,454
                                                -----------------------------------------------------------
Total investments                                 $    15,311,168    $    16,127,590    $    16,458,463
                                                ===========================================================

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.




40

                 Transamerica Occidental Life Insurance Company

              Supplementary Insurance Information - Statutory Basis

                             (Dollars in thousands)

                                December 31, 1999


SCHEDULE III

                                                   FUTURE POLICY                           POLICY AND
                                                   BENEFITS AND         UNEARNED            CONTRACT
                                                     EXPENSES           PREMIUMS          LIABILITIES
-----------------------------------------------------------------------------------------------------------

Year ended December 31, 1999
Individual life                                   $     4,988,602    $             -    $       240,452
Individual health                                          42,065             28,046             33,481
Group life and health                                      31,586              2,616             32,963
Annuity                                                 4,602,281                  -            (10,107)
                                                -----------------------------------------------------------
                                                        9,664,534             30,662            296,789

Year ended December 31, 1998
Individual life                                         4,595,349                  -            121,089
Individual health                                          26,439             41,669             (9,445)
Group life and health                                      12,953              3,675             47,840
Annuity                                                 4,748,197                  -             (3,337)
                                                -----------------------------------------------------------
                                                        9,382,938             45,344            156,147

Year ended December 31, 1997
Individual life                                         4,207,937                  -            155,424
Individual health                                          27,254             31,297              2,606
Group life and health                                      16,964              2,124             51,052
Annuity                                                 5,580,062                  -             22,781
                                                -----------------------------------------------------------
                                                  $     9,832,217    $        33,421    $       231,863
                                                ===========================================================


41










                                        BENEFITS, CLAIMS
                                           LOSSES AND
                            NET        SETTLEMENT EXPENSES       OTHER
      PREMIUM           INVESTMENT                             OPERATING           PREMIUMS
      REVENUE             INCOME*                              EXPENSES*            WRITTEN
--------------------------------------------------------------------------------------------------


  $       891,749     $       405,705    $       909,143    $       703,605     $     1,178,607
          (10,184)              2,770            (33,811)            35,665              80,328
          158,775              10,967            134,414            124,689              65,217
          327,676             705,600          1,283,024            736,327              85,267
--------------------------------------------------------------------------------------------------
        1,368,016           1,125,042          2,292,770          1,600,286           1,409,419


          905,725             400,313          1,242,592            492,976           1,087,850
           51,827               4,483              3,265            100,839              63,828
          195,431               4,003            160,581             89,231              50,433
          455,542             669,744            312,946          2,218,202             199,622
--------------------------------------------------------------------------------------------------
        1,608,525           1,078,543          1,719,384          2,901,248           1,401,733


          761,853             370,027            933,474            383,255           1,042,734
           23,988               6,216             19,252             49,460              56,861
          236,688               5,074            200,224            123,772             111,314
          693,216             646,737            305,491          1,702,770             223,602
--------------------------------------------------------------------------------------------------
  $     1,715,745     $     1,028,054    $     1,458,441    $     2,259,257     $     1,434,511
==================================================================================================


*Allocations of net investment income and other operating expenses are based on a number of assumptions of estimates, and the results would change if different methods were applied.

42

                 Transamerica Occidental Life Insurance Company

                          Reinsurance - Statutory Basis

                             (Dollars in thousands)

                                December 31, 1999

SCHEDULE IV

                                                                        ASSUMED                           PERCENTAGE
                                                      CEDED TO            FROM                             OF AMOUNT
                                      GROSS             OTHER            OTHER              NET             ASSUMED
                                      AMOUNT          COMPANIES        COMPANIES           AMOUNT           TO NET
-------------------------------------------------------------------------------------------------------------------------

Year ended December 31,
   1999
Life insurance in force           $  547,304,907    $  370,217,933   $   17,677,754    $  194,764,728           9%

Premiums:
   Individual life                $    1,178,607    $    1,220,329   $      933,471    $      891,749         105%
   Individual health                      80,328            97,296            6,784           (10,184)            -%
   Group life and health                  65,217           247,870          341,428           158,775         215%
   Annuity                                85,267           513,149          755,558           327,676         231%
                                -----------------------------------------------------------------------------------------
                                  $    1,409,419    $    2,078,644   $    2,037,241    $    1,368,016         149%
                                =========================================================================================

Year ended December 31,
   1998
Life insurance in force           $  190,331,317    $  308,297,855   $  307,915,635    $  189,922,097         162%

Premiums:
   Individual life                $    1,087,850    $      958,929   $      776,803    $      905,725          86%
   Individual health                      63,828           134,991          122,991            51,827         237%
   Group life and health                  50,433           268,973          413,971           195,431         212%
   Annuity                               199,622         1,128,452        1,384,372           455,542         304%
                                -----------------------------------------------------------------------------------------
                                  $    1,401,733    $    2,491,345   $    2,698,137    $    1,608,525         168%
                                =========================================================================================

Year ended December 31,
   1997
Life insurance in force           $  175,258,666    $  272,918,826   $  249,888,166    $  152,228,006         164%

Premiums:
   Individual life                $    1,042,734    $      967,543   $      686,662    $      761,853          90%
   Individual health                      56,861            47,651           14,778            23,988          61%
   Group life and health                 111,314           274,270          399,644           236,688         169%
   Annuity                               223,602           252,671          722,285           693,216         104%
                                -----------------------------------------------------------------------------------------
                                  $    1,434,511    $    1,542,135   $    1,823,369    $    1,715,745         106%
                                =========================================================================================


                                OTHER INFORMATION


ITEM 28.  FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS:

     Registrant Included in Part B All required financial statements are hereby incorporated by reference to the Annual Report to shareholders filed in accordance with Rule 30d-1 of the Investment Company Act of 1940. (File No. 2-34221)________________.

Transamerica Occidental Life Insurance Company and Subsidiaries
  Included in Part B

          Report of Independent Auditors
          Consolidated Balance Sheet, December 31, 1999
          Consolidated Statement of Income, Three years ended December 31, 1999 Consolidated Statement of Shareholder's Equity, Three years ended
            December 31, 1999

          Consolidated Statement of Cash Flows, Three years ended

            December 31, 1999

          Notes to Financial Statements

(B)  EXHIBITS:

Exhibit
Number                                           Description of Document*

 1                Resolutions of Board of Directors of Transamerica Occidental
                    Life Insurance Company creating Registrant.
 2(i)             Rules and Regulations of Registrant.
2(ii)            Rules and Regulations of Registrant, as amended April 27, 1989.
 3                Form of Custodian Agreement between Registrant, Transamerica
                    Occidental Life Insurance Company
                  and Boston Safe Deposit and Trust Company of California.
4(a)              Form of Agreement between Transamerica Occidental Life
                    Insurance Company and Registrant entitled
                 "Investment Services Agreement" and dated January 1, 1981.

4(b) Form of Investment Advisory Agreement between Transamerica Occidental Life
     Insurance Company and Transamerica Occidental's Separate Account Fund B dated July 21, 1999, and form of Investment Services Agreement between Transamerica Occidental Life Insurance Company and Transamerica Investment Services, Inc., dated July 21, 1999.*****

 4(c)             Revised Form of Agreement between Transamerica Occidental Life
                  Insurance Company and Registrant entitled "Investment Advisory
                  Agreement" and dated April 20, 1971.
 5                Form of Agreement between Transamerica Financial Resources,
                    Inc., Transamerica Occidental Life
                  Insurance Company and Registrant entitled "Marketing
                    Agreement" and dated July 1, 1969.
 6                Contracts:
 6(i)               Annual Deposit Individual Equity Investment Fund Contract.
 6(ii)              Single Deposit Individual Equity Investment Fund Contract
                         to provide a deferred Variable Annuity.
6(iii)              Single Deposit Individual Equity Investment Fund Contract
                    to provide an immediate Variable Annuity.
 6(iv)              Endorsement to Immediate Annuity Contracts--changes
                         definition of Valuation Date.
 6(v)               Endorsement to Annuity Contracts issued in connection with
                         408 Plans.

Exhibit
Number              Description of Document*

 6(vi)              Endorsement to Annual Deposit and Deferred Annuity Contracts
                     issued in connection with 403(b) and H.R.  10 Plans.
 6(vii)             Endorsement to define the term "Deposit" in some Contracts to mean "Purchase Payment."
 6(viii)            Endorsement to modify definition of "Valuation Period."
6(ix)              Deposit Continuation on Total and Permanent Disability Rider.
 6(x)               Endorsement for State of Michigan to define investment
                         factors filed as part of this Registration Statement.
 6(xi)              Disclosure document used in the sale of Individual
                          Retirement Annuity Contracts.
 6(xii)             TSA Compliance Endorsement (form 1-00720-188).
 6(xiii)            TSA Compliance Endorsement-PA (form 1-00720-188PA).
 7(i)               Application for Individual Equity Investment Fund Contracts.
 7(ii)              Revised Application for Individual Equity Investment Fund
                                   Contracts.
 8                Resolutions of the Board of Directors of Transamerica
                    Occidental Life Insurance Company adopting Rules and
                    Regulations of Registrant and electing the first Board of
                         Managers of Registrant.
 9                Not applicable.
10                Not applicable.

11                Prototype Plan documents.
12                Opinion and Consent of Counsel.
13                Consent of Independent Auditors.*****

14                Not Applicable.
15                Letter from Transamerica Occidental regarding its investment in the Fund.
16(i)             Power of Attorney.

16(ii)            Power of Attorney.
16(iii)           Power of Attorney.
16(iv)            Power of Attorney.
16(v)             Power of Attorney.
16(vi)            Power of Attorney.
16(vii)           Power of Attorney.
16(viii)          Power of Attorney.
16(ix)            Power of Attorney.
16(x)             Power of Attorney.
16(xi)            Power of Attorney.
16(xii)           Power of Attorney.
16(xiii)          Power of Attorney.
16(xiv)           Power of Attorney.
16(xv)            Power of Attorney.
16(xvi)           Power of Attorney.
16(xvii)          Power of Attorney.
16(xviii)         Power of Attorney.
16(xix)           Power of Attorney.
16(xx)            Power of Attorney.
16(xxi)           Power of Attorney.
16(xxii)          Power of Attorney.
16(xxiii)         Power of Attorney.
16(xxiv)          Power of Attorney.
16(xxv)           Power of Attorney.
16(xxvi)          Power of Attorney


17(i)             Acknowledgement of Restrictions on Redemptions Imposed by
                    I.R.C.  Section 403(b).
17(ii)            Acknowledgement of Restrictions on Redemptions Imposed by the
                     I.R.C.  and Texas Educational Code.

18                Representation of Reliance Upon No-Action Letter Regarding
                    I.R.C.  Section 403(b).
27                Financial Data Schedule.*****

----------------------
                  *With the exception of Exhibits 2(ii), 4(b), 6(iv), (v), (vi),
                  (vii), (viii), (ix), (xii), (xiii),  7(ii), 12, 13, 15, 16(i),
                  17(i), (ii) and 18 these are exhibits to Registrant's Registration Statement on Form N-8B-1 and were formerly numbered 1(a), (b), 2, 4(a)(i) I, II, III, 4(a)(ii), 5, 6, 8 and 13, are incorporated herein by reference.  Exhibits 6(iv),
                  (v), (vi), (vii), (viii), 6(x), 7(i), (ii), (iii), 12 formerly numbered 1(d)(i) V, VI, VII, VIII, IX, 8, 6, 7, 5, 3 and 9 respectively, have been previously filed as exhibits to Registrant's Registration Statement on Form S-5 and are
                  incorporated herein by Reference. Exhibits 4(a), 4(b), 5, 6(i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix), (x),
                  (xi), 7(i), 7(ii), 8, 11, 12, 13, 14 and 15, formerly 8, 5(a),
                  5(b), 6, 4(a)(i), (ii), (iii), (iv), (v), (vi), (vii), (viii),
                  (ix), (x), (xi), 4(b)(i), 4(b)(ii), 1(b), 14, 10(a), 10(b), 11
                  and 12, respectively, have been previously filed as exhibits to the Registrant's Registration Statement on Form N-1 and are incorporated herein by reference. Exhibit 16(ii) is incorporated by reference herein from Exhibit 7(b) of Registration File #33-28107, filed on April 14, 1989 on behalf of Transamerica Occidental Life Insurance Company and Separate Account VL of Transamerica Occidental Life Insurance Company.
                  Exhibit  16(iii) is  incorporated  by  reference  herein  from
                  Exhibit 14(d) of Registration File #33-49998 filed in April 1993 on behalf of Transamerica Occidental Life Insurance Company and Separate Account VA-2L of Transamerica Occidental Life Insurance Company. Exhibits 16(v) and (vi) are incorporated by reference to the like-numbered Exhibits to Post-Effective Amendment No. 43 to this Registration Statement on Form N-3 (April 25, 1996).

                    **Exhibits 3, 13, 16(vii), 16(viii) and 27 are incorporated by reference to the like-numbered exhibits to Post-Effective Amendment No. 44 to this Registration Statement on Form N-3 (April 28, 1997). ***.Exhibits 3 and 27 are incorporated by reference to the like-numbered exhibits to Post-Effective Amendment No. 45 to this Registration Statement on Form N-3 (April 27, 1998).


                  ****Exhibits 13 and 27 are incorporated by reference to the like-numbered exhibits to Post Effective Amendment No. 46 to this Registration Statement on Form N-3 (April 29, 1999).

                    *****Filed herewith.

ITEMS 29 AND 33.
DIRECTORS AND OFFICERS OF THE COMPANY AND BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

          The names of Directors and Executive Officers of the Company, their positions and offices with the Company, and their other affiliations are as follows. The address of Directors and Executive Officers is 1150 South Olive Street, Los Angeles, California 90015-2211, unless indicated by asterisk.





                                                                               Other business and business
                                                                               address, profession, vocation or
                                                                               employment of a substantial
                                                                               nature engaged in for his own account
                                                                                during last two fiscal years or as
                                                        Position and          director, officer, employee, partner or trustee
Name and Principal            Position and Offices      Offices with
Business Address                with the Company         Registrant
---------------------------------------------------------------------------------------------------------------

  Patrick S. Baird****     Director                    None                Director of TOLIC since
                                                                           1999. Director, Senior Vice President
                                                                           and Chief Operating Officer of PFL
                                                                           Life Insurance Company since 1996.
                                                                           Executive Vice President and Chief
                                                                           Operating Officer of AEGON USA since
                                                                           1995. Chief Financial Officer of AEGON
                                                                           USA from 1992 to 1995. President and
                                                                           Chief Tax Officer of AEGON USA from
                                                                           1984 to 1995.


Brenda K. Clancy****           Director                   None             Director of TOLIC since 1999. Senior
                                                                           Vice President, Corporate, of PFL Life
                                                                           Insurance Company since 1991.
                                                                           Treasurer and Chief Financial Officer
                                                                           of PFL Life Insurance Company since
                                                                           1996.

James W. Dederer                 Director, Executive        None                      None
                                 Vice President, General
                                 Counsel and Corporate
                                 Secretary



George A. Foegele                Director and               None                      ***President and CEO -
                                 Senior Vice President                                    Canadian Operations



Doulgs C. Kolsrud****          Director                   None             Director of TOLIC since 1999. Senior
                                                                           Vice President, Corporate, of PFL Life
                                                                           Insurance Company since 1991.
                                                                           Treasurer and Chief Financial Officer
                                                                           of PFL Life Insurance Company since
                                                                           1996.


Richard N. Latzer              Director and Chief         Director                    Senior Vice President and
                                                          Investment Officer            Chief Investment Officer
                                                                                      of Transamerica
                                                                                      Corporation; Director,
                                                                                      President and Chief
                                                                                      Executive Officer of
                                                                                      Transamerica Investment
                                                                                      Services, Inc.


Karen MacDonald                Director, Senior Vice      None                        None
                                                          President and Corporate
                                                          Actuary

Gary U. Rolle                  Director and Chief         Chairman,                   Executive Vice President
                                                          Investment Officer          Board of the        and
Chief Investment
                                                                                      Managers   Officer of
                                                                                      Transamerica Investment
                                                                                      Services, Inc.

Paul E. Rutledge III           Director and President-    None                        **None
                                                          Reinsurance Division



Nooruddin S. Veerjee           Director and President,    None                        President of Transamerica
                                                          Insurance Products Division   Life Insurance and

                                                                                        Annuity Company


Craig D. Vermie****            Director                   None             Director of TOLIC since 1999.
                                                                           Director, Vice President and General
                                                                           Counsel, Corporate, of PFL Life
                                                                           Insurance Company since 1990.

--------------------


 *     600 Montgomery Street, San Francisco, California 94111
**     100 N. Tryon Street, Suite 2500, Charlotte, N.C.  28202-4004
***    300 Consilium Place, Scarborough, Ontario MIH362, Canada
****   4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499


ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

Registrant is a separate account controlled by the Contract Owners, and is not controlled by or under common control with any other person. The Company, the Fund's Investment Adviser, may be deemed to be in control of the Fund, and the Company and Transamerica Investment Services, Inc., may be deemed to be controlled by their parent, Transamerica Corporation, a subsidiary of AEGON N.V.


The following chart indicates the persons controlled by or under common control with Transamerica.


TRANSAMERICA CORPORATION AND SUBSIDIARIES
                      WITH STATE OR COUNTRY OF INCORPORATION
Transamerica Corporation
  (Common Parent Corporation)
Inter-America Corporation
Transamerica Corporation (Oregon)
Transamerica LP Holdings Corporation
Transamerica Finance Corporation
Transamerica HomeFirst, Inc.                 (Common)
Transamerica HomeFirst, Inc.                 (Preferred)
TREIC Enterprises, Inc.
Transamerica CBO I, Inc.
Transamerica International Holdings, Inc.
Transamerica Financial Products, Inc.
Pyramid Insurance Company Ltd.              (Common)
Pyramid Insurance Company Ltd.              (Preferred)
RTI Holdings, Inc.  (dormant)
Transamerica Business Technologies Corporation
ARC Reinsurance Corporation
Transamerica Management, Inc.
Transamerica Intellitech, Inc.
Realist, Inc.
Transamerica Home Loan
Transamerica Lending Company
Transamerica Insurance Corporation of California
Arbor Life Insurance Company
Plaza Insurance Sales, Inc.
Transamerica International Insurance Services, Inc.
Transamerica Annuity Service Corporation
Transamerica Advisors, Inc.
Transamerica Securities Sales Corporation
Transamerica Products, Inc.
Transamerica Products I, Inc.
Transamerica Products II, Inc.
NEF Investment Company
Greenwich Potomac Holding Corporation
Transamerica Products IV, Inc.
Transamerica Service Company
Transamerica South Park Resources, Inc.
Transamerica Financial Resources Insurance Agency
   Of Alabama, Inc.
Transamerica Financial Resources Insurance Agency
  Of Massachusetts, Inc.
USA Administration Services, Inc.
Financial Resources Insurance Agency of Texas
Transamerica Financial Resources, Inc.
Gemini Investments, Inc.
Transamerica Senior Properties, Inc.
Transamerica Senior Living, Inc.
Transamerica Investment Services, Inc.
TA Leasing Holding Co., Inc.
Transamerica Leasing Inc.
Intermodal Equipment Inc.
Transamerica Distribution Services Inc.
Transamerica Transport Inc.
Transamerica Leasing Holdings Inc.
Transamerica Trailer Holdings I, Inc.
Transamerica Trailer Holdings II, Inc.
Transamerica Trailer Holdings III, Inc.
Trans Ocean Ltd.
Trans Ocean Container Finance Corp.
Trans Ocean Container Corp.
Trans Ocean Tank Services Corp.
SpaceWise, Inc.
Trans Ocean Regional Corporate Holdings
Trans Ocean Management Corp.
Greybox Logistics Services, Inc.
Transamerica Commercial Finance Corporation, I
Pacific Agency, Inc. (Indiana)
Transamerica Consumer Mortgage Receivables Corporation
Transamerica Mortgage Company
Transamerica Consumer Finance Holding Company
Metropolitan Mortgage Company
Easy Yes Mortgage, Inc. (Florida)  (dormant)
Easy Yes Mortgage, Inc. (Georgia)  (dormant)
First Florida Appraisal Services, Inc.  (dormant)
First Georgia Appraisal Services, Inc.  (dormant)
Freedom Tax Services, Inc.  (dormant)
J.J. & W. Advertising, Inc.  (dormant)
J.J. & W. Realty Services, Inc.  (dormant)
Liberty Mortgage Company of Fort Myers, Inc.  (dormant)
Metropolis Mortgage Company  (dormant)
Perfect Mortgage Company  (dormant)
TCF Asset Management Corporation
BWAC Twelve, Inc.
Transamerica Commercial Finance Corporation
BWAC International Corporation
BWAC Credit Corporation
BWAC Seventeen, Inc.
BWAC Twenty-One, Inc.
Transamerica GmbH, Inc.
Transamerica  Insurance  Finance  Corporation   Transamerica  Insurance  Finance
Corporation of California Transamerica Business Credit Corporation (Common) Transamerica Business Credit Corporation (Preferred) Transamerica Insurance Finance Company (Europe) Transamerica Inventory Finance Corporation Transamerica Joint Ventures, Inc.
The Plain Company
Direct Capital Equity Investments, Inc. Transamerica Distribution Finance Corporation Transamerica Retail Financial Services Corporation Transamerica Vendor Financial Services Corporation TIFCO Lending Corporation TA Air I, Corporation TA Air II, Corporation TA Air III, Corporation TA Air IV, Corporation TBC I, Inc.
TBC II, Inc.
TBC III, Inc.
Transamerica Accounts Holding Corporation
TBC IV, Inc.
TBC V, Inc.
TA Air East, Corporation
TBC Tax I, Inc.
TBC Tax II, Inc.
TBC Tax III, Inc. TBC Tax IV, Inc. TBC Tax V, Inc. TBC Tax VI, Inc. TBC Tax VII, Inc. TBC Tax VIII, Inc. TBC Tax IX, Inc.
Bay Capital Corporation
Gulf Capital Corporation
Coast Funding Corporation
Inventory Funding Trust  (Delaware Trust, 1997 Form 8832)
 Transamerica Bank N.A.
TBCC Funding Trust I (Delaware Trust, 1998 Form 8832) TBCC Funding Trust II (Delaware Trust, 1998 Form 8832) TA Air V, Corporation TA Air VI, Corporation TA Air VII, Corporation TA Air VIII, Corporation Transamerica Equipment Financial Services Corporation
 Transamerica Mezzanine Financing, Inc.
Transamerica Small Business Services, Inc.
Transamerica Distribution Finance - Overseas, Inc.
TA Marine I, Inc.
TA Marine II, Inc. TA Air IX, Corporation TA Air X, Corporation TBC VI, Inc. Emergent Business Capital Holdings, Inc. TA Air XI Corporation Transamerica Business Advisory Group, Inc. TA Air XII Corporation TA Air XIII Corporation TA Air XIV Corporation TA Air XV Corporation Transamerica Realty Services, Inc. Pyramid Investment Corporation The Gilwell Company Bankers Mortgage Company of
California   Transamerica  Minerals  Company  Transamerica  Oakmont  Corporation
Ventana Inn, Inc.
Transamerica Affordable Housing, Inc.
Transamerica Occidental Life Insurance Company
Transamerica Life Insurance & Annuity Company
Transamerica Assurance Company
Transamerica Life Insurance Company of New York
Transamerica Pacific Insurance Company, Ltd.
Transamerica International Re (Bermuda) Ltd.
Transamerica International Re (Bermuda) Ltd.

                     *Designates INACTIVE COMPANIES
                 A Division of Transamerica Corporation
      Limited Partner; Transamerica Corporation is General Partner

VERENGING AEGON - Netherlands Membership Association
AEGON N.V. - Netherlands corporation  (51.16%)
    Transamerica Corporation and subsidiaries (100%) (DE) AEGON Nederland N.V. - Netherlands corporation (100%) AEGON NEVAK HOLDING B.V. - Netherlands corporation (100%) GRONINGER FINANCIERINGEN B.V. - Netherlands corporation (100%) AEGON INTERNATIONAL N.V. - Netherlands corporation (100%)
       Voting Trust - (Trustees - K.J. Storm, Donald J. Shepard, H.B. Van Wijk,
                Dennis Hersch)(DE)
       AEGON U.S. Holding Corporation (DE) (100%)
                               Short Hills Management Company (NJ) (100%) CORPA Reinsurance Company (NY) (100%) AEGON Management Company (IN) (100%) RCC North America Inc. (DE) (100%)

       AEGON USA, Inc. - holding co.  (IA) (100%)
                               AEGON Funding Corp. (DE) (100%)
                               First  AUSA Life  Insurance  Company -  insurance
             holding co. (MD) (100%) AUSA Life Insurance Company, Inc. - insurance (NY) (82.33%) Life Investors Insurance Company of America
             - insurance (IA) (100%)
               Bankers United Life Assurance Company - insurance (IA) (100%) Great American Insurance Agency, Inc. (IA) (100%)
               Life Investors Alliance, LLC (DE) (100%)
             PFL Life Insurance  Company - insurance (IA) (100%) AEGON Financial
               Services Group, Inc. (MN) (100%) AEGON Assignment Corporation of Kentucky (KY) (100%) AEGON Assignment Corporation (IL) (100%)
             Southwest Equity Life Insurance Company - insurance (AZ) (100% Voting Common) Iowa Fidelity Life Insurance Company - insurance
             (AZ) (100% Voting Common) Western Reserve Life Assurance Co. of Ohio - insurance (OH) (100%) WRL Investment Management, Inc. - investment adviser (FL) (100%) WRL Investment Services, Inc. - transfer agent (FL)(100%) WRL Series Fund, Inc. - mutual fund (MD) ISI Insurance Agency, Inc. and subsidiaries (CA) (100%) AEGON Equity Group, Inc. (FL) (100%) Monumental General Casualty Company
             - insurance (MD) (100%) United Financial Services, Inc. - general agency (MD) (100%) Bankers Financial Life Insurance Company - insurance (AZ) The Whitestone Corporation - insurance agency (MD) (100%) Cadet Holding Corp. - holding company (IA) (100%) Monumental General Life Insurance Company of Puerto Rico (PR) (51%)

                               AUSA Holding Company - holding company (MD)(100%)
             Monumental General Insurance Group, Inc.-holding company(MD)(100%) Monumental General Administrators, Inc. (MD) (100%)
               Executive Management and Consultant Services, Inc. - consulting services (MD)(100%)
             Trip Mate Insurance Agency, Inc. (KS) (100%)
             Monumental General Mass Marketing, Inc. - marketing (MD) (100%) AUSA Financial Markets, Inc. - marketing (IA) (100%)
             Endeavor Group (CA) (100%)
             Endeavor Management Company (CA) (100%)
             Universal Benefits Corporation - third party administrator (IA) (100%) Investors Warranty of America, Inc. - provider of automobile extended maintenance contracts (IA) (100%)
             Massachusetts Fidelity Trust Company - trust company (IA) (100%) Money Services, Inc. - financial counseling for employees and agents of affiliated companies  (DE) (100%)
             ORBA Insurance Services, Inc. (CA) (10.56%)
             Zahorik Company, Inc. - broker-dealer  (CA) (100%)
               ZCI, Inc. (AL) (100%)
             Long, Miller & Associates, L.L.C. (CA) (33-1/3%)
             AEGON Asset Management Services, Inc. (DE) (100%)
             InterSecurities, Inc. - broker-dealer  (DE) (100%)
                Associated Mariner Financial Group, Inc. - holding company
                         (MI) (100%)
                    Mariner Financial Services, Inc. - broker/dealer (MI)(100%) Associated Mariner Agency of Hawaii, Inc. - insurance agency (MI) (100%)
                    Associated Mariner Agency of New Mexico, Inc. (MI) (100%)
             Idex Investor Services, Inc. - shareholder services (FL) (100%) Idex Management, Inc. - investment adviser (DE) (100%)
             IDEX Mutual Funds - mutual fund (MA)
             Diversified Investment Advisors, Inc. - investment adviser (DE)
                    (100%)
                Diversified Investors Securities Corporation - broker-dealer
                          (DE) (100%)
             AEGON USA Securities, Inc. - broker-dealer  (IA) (100%)
                AEGON USA Managed Portfolios, Inc. - mutual fund  (MD)
             Creditor Resources, Inc. - credit insurance  (MI) (100%)
                CRC Creditor Resources Canadian Dealer Network Inc. - insurance agency (Canada) (100%)
                Weiner Agency, Inc. (MD) (100%)
             AEGON USA Investment Management, Inc. - investment adviser
                      (IA) (100%)
             AEGON USA Realty Advisors, Inc. - real estate investment services
                     (IA) (100%)
                QSC Holding, Inc. (DE) (100%)
                Landauer Realty Advisors, Inc. - real estate counseling
                     (IA) (100%)
                Landauer Associates, Inc. - real estate counseling (DE) (100%) Landauer Realty Associates, Inc. (TX) (100%)
                Realty Information Systems, Inc. - information systems for real estate investment management  (IA) (100%)
                USP Real Estate  Investment Trust - real estate investment trust
                (IA) RCC Properties Limited Partnership (IA)

ITEM 31.  NUMBER OF HOLDERS OF SECURITIES


         As of February 29, 2000 there were 262 Contract Owners of Registrant's Contracts.


ITEM 32.  INDEMNIFICATION

         In general, pursuant to the Rules and Regulations of the Registrant, each member of the Board and each Officer and agent of the Fund shall be indemnified by the Fund for expenses incurred in connection with the defense of any proceeding in which he is made a party by reason of the fact that he holds or held such position with the Fund. However, there shall be no indemnification in relation to matters as to which such person shall be finally adjudged in such proceeding to be liable for negligence or misconduct in the performance of duties. No person shall be protected against liability to the Fund or to Contract Owners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

         Pursuant to the Marketing Agreement with the Underwriter, Transamerica Occidental will indemnify and hold harmless the Underwriter and each person who controls it against any liabilities to the extent that they arise from inaccurate or misleading statements in material provided by Transamerica Occidental.

         In compliance with Section 17(g) of the 1940 Act and Rule 17g-1 thereunder, the Fund maintains a blanket fidelity bond against larceny, embezzlement and similar losses covering each Officer and employee who may have access to securities or funds of the registrant.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Additionally, the Company's Bylaws provide in Article V as follows:

         Section 1.  Right to Indemnification.
Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expense, liability, and loss (including attorneys' fees, judgements, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. [It is the Corporation's intent that the bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the Corporation's Articles of Incorporation.]

         Section 2.  Authority to Advance Expenses.
Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the California General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise. Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon the receipt of a similar undertaking, if required by law, and upon such other terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

         Section 3.  Right of Claimant to Bring Suit.
         --------------------------------------------
If a claim under Section 1 or 2 of this Article is not paid in full by the corporation within 30 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys' fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the California General Corporation Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the California General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

         Section 4.  Provisions Nonexclusive.
The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the Articles, agreement, or vote of the stockholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

         Section 5.  Authority to Insure.
The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense asserted against or incurred by such person, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article [provided that, in cases where the corporation owns all or a portion of the shares of the company issuing the insurance policy, the company and/or the policy must meet one of the two sets of conditions set forth in Section 317 of the California General Corporation Law, as amended].

         Section 6.  Survival of Rights.
The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

         Section 7.  Settlement of Claims.
The  corporation  shall not be liable to indemnify  any Agent under this Article
(a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award, if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

         Section 8.  Effect of Amendment
Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

         Section 9.  Subrogation.
In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

         Section 10.  No Duplication of  Payments.
The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling person of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by the director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         The directors and officers of  Transamerica  Occidental  Life Insurance
Company are covered under a Directors and Officers liability program which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $95,000,000 for Coverage A and $80,000,000 for Coverage B for the period 11/15/98 to 11/15/2000. Coverage B is subject to a self insured retention of $15,000,000. The primary policy under the program is with CNA Lloyds, Gulf, Chubb and Travelers.

ITEM 33.  SEE ITEM 29.

ITEM 34.  PRINCIPAL UNDERWRITER


         (a) Transamerica Financial Resources, Inc., the principal Underwriter is also an underwriter and distributor for Annuity Contracts funded by Transamerica Occidental Life Insurance Company's Separate Account VA-2L and Transamerica Life Insurance Company of New York's Separate Account VA-2LNY. The Underwriter is wholly-owned by Transamerica Insurance Corporation of California. The Underwriter is wholly-owned by Transamerica Insurance Corporation of California, a wholly-owned subsidiary of Transamerica Corporation, a subsidiary of AEGON, N.V.



         (b) The following table furnishes information with respect to each director and officer of the principal Underwriter currently distributing securities of the registrant:

                                                Position and                        Position and
          Names and Principal                   Offices with                        Offices with

           Business Address                                                     Principal Underwriter
           ------------------------------------------------------------------------------------------
Registrant
----------

Nooruddin S. Veerjee                        Director and Chairman           President, Insurance Products
1150 South Olive Street                                                         Division and Director
Los Angeles, California

Sandy Brown                                Director, President and              Vice President
1150 South Olive Street                    Chief Operating Officer
Los Angeles, California



 Monica Suryapranata               Treasurer                                     None
   1150 South Olive Street
   Los Angeles, California


 Regina M. Fink                    Secretary and Counsel                         Assistant Secretary
   1150 South Olive Street
   Los Angeles, California

 Dan Trivers                         Vice President,                            None
   1150 South Olive Street
  Los Angeles, California


 Susan Vivino
   1150 South Olive Street         Assistant Secretary                          None
   Los Angeles, California



The Underwriter received in 1999, $$1,087 from Fund B.


ITEM 35.  LOCATION OF ACCOUNTS AND RECORDS

          The Company maintains physical possession of each account, book, or other document required to be maintained at its offices at 401 North Tryon Street, Charlotte, North Carolina 28202.

ITEM 36.  MANAGEMENT SERVICES

          Not applicable.

ITEM 37.  UNDERTAKINGS

          (a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

          (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

          (c)  Registrant   hereby   undertakes  to  deliver  any  Statement  of
Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

          (d) Transamerica Occidental Life Insurance Company hereby represents that the fees and charges deducted under Contracts are reasonable in the aggregate in relation to services rendered, expenses expected to be incurred and risks assumed by Transamerica.

(e) Transamerica hereby represents that the fees and the charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

                                   SIGNATURES


          As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Transamerica Occidental's Separate Account Fund B certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Los Angeles and State of California on the day of April, 2000.


                            TRANSAMERICA OCCIDENTAL'S
                             SEPARATE ACCOUNT FUND B

                    *By _____________________________________
                            Gary U. Rolle', President


          As required by the Securities Act of 1933, this amendment to its Registration Statement has been signed below on April , 2000 by the following persons in the capacities:


               SIGNATURE                                 TITLE


       _______________________*

           William T. Miller                           Treasurer


       _______________________*

         Dr. James H. Garrity               Member of the Board of Managers


       _______________________*
            Gary U. Rolle'                      President and Chairman

       _______________________*
            Peter J. Sodini                 Member of the Board of Managers

       _______________________*
            Jon C. Strauss                  Member of the Board of Managers




*By James W. Dederer, pursuant to Power of Attorney

-------------------------------------------

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, Transamerica Occidental Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Los Angeles and State of California on the 26th day of April, 2000.


                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                -------------------------------------------------
                               David M. Goldstein
                                 Vice President
                                *Attorney-in Fact


         As required by the Securities Act of 1933, this amendment to its Registration Statement has been signed below on April 26, 2000 by the following persons or by their duly appointed attorney-in-fact in the capacities specified:


SIGNATURES                           TITLES                                      DATE


______________________*              Director and President -                    April  26, 2000
Nooruddin S. Veerjee                 Insurance Products Division

_________________*                   Director                                    April  26, 2000
Patrick S. Baird

_________________*                   Director and Senior Vice President          April  26, 2000
Brenda K. Clancy

______________________*              Director, Executive Vice President          April  26, 2000
James W. Dederer                     General Counsel and

                                         Corporate Secretary


______________________*                 Director and                            April  26, 2000
Karen MacDonald                         and Acting Chief Financial Officer



______________________*              Director                                    April  26, 2000
George A. Foegele

______________________*              Director and Senior Vice President          April  26, 2000
Douglas C. Kolsrud

______________________*              Director                                    April  26, 2000
Richard N. Latzer

______________________*              Director                                    April 26, 2000
Gary U. Rolle'

______________________*              Director                                    April  26, 2000
Paul E. Rutledge III



______________________*              Director, Vice President and Counsel       April  26, 2000
Craig D. Vermie





___________________________          On April 26 , 2000 as Attorney-in-Fact pursuant to

*By:  David M. Goldstein              powers of attorney previously filed and filed herewith, and in his own capacity as Vice President.


